    As filed with the Securities and Exchange Commission on October 31, 2000


                                                      Registration No. 333-11785
                                                                       811-07811
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                        / /

                          PRE-EFFECTIVE AMENDMENT NO.                        / /


                         POST-EFFECTIVE AMENDMENT NO. 7                      /X/


                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      / /

                                AMENDMENT NO. 8                              /X/

                        (Check appropriate box or boxes)
                            ------------------------


                   PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.


                (FORMERLY PRUDENTIAL EMERGING GROWTH FUND, INC.)

               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
               (Address of Principal Executive Offices)(Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7525

                        MARGUERITE E. H. MORRISON, ESQ.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                    (Name and Address of Agent for Service)
                 Approximate date of proposed public offering:
                   As soon as practicable after the effective
                      date of the Registration Statement.

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):

                         / / immediately upon filing pursuant to paragraph (b)

                         / / on (date) pursuant to paragraph (b)

                         / / 60 days after filing pursuant to paragraph (a)(1)

                         /X/ on December 29, 2000 pursuant to paragraph (a)(1)

                         / / 75 days after filing pursuant to paragraph (a)(2)
                         / / on (date) pursuant to paragraph (a)(2) of rule 485.

                    IF APPROPRIATE, CHECK THE FOLLOWING BOX:

                         / / this post-effective amendment designates a new
                             effective date for a previously filed
                             post-effective amendment.

 Title of Securities Being Registered....  Shares of Common Stock, $.001 par value per share

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                  PROSPECTUS   DECEMBER 29, 2000



   PRUDENTIAL
   U.S. EMERGING GROWTH FUND, INC.


     FUND TYPE Stock

     OBJECTIVE Long-term capital appreciation
BUILD ON THE ROCK

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares, nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.

                                                               [PRUDENTIAL LOGO]

TABLE OF CONTENTS
-------------------------------------


1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
1       Principal Risks
3       Evaluating Performance
4       Fees and Expenses

6       HOW THE FUND INVESTS
6       Investment Objective and Policies
7       Other Investments and Strategies
11      Investment Risks

15      HOW THE FUND IS MANAGED
15      Board of Directors
15      Manager
15      Investment Adviser
16      Portfolio Manager
16      Distributor

17      FUND DISTRIBUTIONS AND TAX ISSUES
17      Distributions
18      Tax Issues
19      If You Sell or Exchange Your Shares

21      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
21      How to Buy Shares
29      How to Sell Your Shares
33      How to Exchange Your Shares
34      Telephone Redemptions or Exchanges

36      FINANCIAL HIGHLIGHTS
36      Class A Shares
37      Class B Shares
38      Class C Shares
39      Class Z Shares

40      THE PRUDENTIAL MUTUAL FUND FAMILY

        FOR MORE INFORMATION (Back Cover)


-------------------------------------------------------------------
   PRUDENTIAL U.S. EMERGING GROWTH FUND, INC. [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------


This section highlights key information about the PRUDENTIAL U.S. EMERGING GROWTH FUND, INC. (formerly known as Prudential Emerging Growth Fund, Inc.), which we refer to as "the Fund." Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is LONG-TERM CAPITAL APPRECIATION, which means we seek investments whose price will increase over several years. We normally invest at least 65% of the Fund's total assets in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Fund participates in the initial public offering (IPO) market.

    The Fund may actively and frequently trade its portfolio securities. While we make every effort to achieve our objective, we can't guarantee success.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since we invest primarily in equities, there is the risk that the price of particular equities we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Generally, the stock prices of small and medium-sized companies vary more than the prices of large company stocks and may present above-average risks. This means that when stock prices decline overall, the Fund may decline more than the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
    Since our objective is long-term capital appreciation, the companies that we invest in generally reinvest their earnings rather than distribute them to shareholders. As a result, the Fund is not likely to receive significant dividend income on its portfolio securities.

-------------------------------------------------------------------
WE'RE GROWTH INVESTORS
In deciding which equities to buy, we use what is known as a growth investment style. This means we invest in companies that we believe could experience superior sales or earnings growth.
-------------------------------------------------------------------
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

    The Fund may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.


    As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total returns.


    Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."

    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
-------------------------------------------------------------------
2  PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.              [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EVALUATING PERFORMANCE
A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that the Fund will achieve similar results in the future.

ANNUAL RETURN* (CLASS A SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1997                                          22.33%
1998                                          21.88%
1999                                          93.10%
BEST QUARTER: 55.68% (4th quarter of 1999)
WORST QUARTER: -18.58% (3rd quarter of 1998)


* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO. THE TOTAL RETURN FOR CLASS A SHARES FOR THE NINE MONTHS ENDED
  9-30-00 WAS   %.


  AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-99)

                                                   1 YR            SINCE INCEPTION
  Class A shares                                  83.44%       39.88% (since 12-31-96)
  Class B shares                                  86.47%       40.65% (since 12-31-96)
  Class C shares                                  88.56%       40.68% (since 12-31-96)
  Class Z shares                                  93.55%       42.60% (since 12-31-96)
  S&P 400 Mid-Cap Index(2)                        14.72%       21.81% (since 12-31-96)
  Lipper Average(3)                               72.56%       30.78% (since 12-31-96)

1                       THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND
                        EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE
                        WAIVER FOR CLASS A SHARES, THE RETURNS WOULD HAVE BEEN
                        LOWER.
2                       THE STANDARD & POOR'S MID-CAP 400 STOCK INDEX (S&P 400
                        MID-CAP INDEX)--AN UNMANAGED INDEX OF 400 DOMESTIC STOCKS
                        CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP
                        REPRESENTATION--GIVES A BROAD LOOK AT HOW MID-CAP STOCK
                        PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE
                        EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A
                        MUTUAL FUND. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED
                        THE EFFECT OF SALES CHARGES AND OPERATING EXPENSES. THE
                        SECURITIES IN THE S&P 400 MID-CAP INDEX MAY BE VERY
                        DIFFERENT FROM THOSE IN THE FUND. SOURCE: LIPPER INC.
3                       THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL
                        MUTUAL FUNDS IN THE LIPPER MID-CAP GROWTH FUNDS CATEGORY AND
                        DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. AGAIN,
                        THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF
                        SALES CHARGES. SOURCE: LIPPER INC.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES
This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Fund--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

  SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 CLASS A    CLASS B    CLASS C    CLASS Z
  Maximum sales charge (load) imposed on
   purchases (as a percentage of offering
   price)                                             5%       None         1%       None
  Maximum deferred sales charge (load) (as a
   percentage of the lower of original purchase
   price or sale proceeds)                          None         5%(2)      1%(3)    None
  Maximum sales charge (load) imposed on
   reinvested dividends and other distributions     None       None       None       None
  Redemption fees                                   None       None       None       None
  Exchange fee                                      None       None       None       None

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                                 CLASS A    CLASS B    CLASS C    CLASS Z
  Management fees                                   .60%       .60%       .60%       .60%
  + Distribution and service (12b-1) fees           .30%(4)   1.00%      1.00%       None
  + Other expenses                                     %          %          %          %
  = Total annual Fund operating expenses               %          %          %          %
  - Fee waiver or expense reimbursement             .05%       None       None       None
  = NET ANNUAL FUND OPERATING EXPENSES                 %(4)       %          %          %



1                       YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR
                        PURCHASES AND SALES OF SHARES.
2                       THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B
                        SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH
                        YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO
                        CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
3                       THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN
                        18 MONTHS OF PURCHASE.
4                       FOR THE FISCAL YEAR ENDING 10-31-01, THE DISTRIBUTOR OF THE
                        FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND
                        SERVICE (12b-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE
                        AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.


-------------------------------------------------------------------
4  PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.              [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and compare the cost of investing in the Fund with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                                     1 YR       3 YRS       5 YRS       10 YRS
  Class A shares                                          $           $           $           $
  Class B shares                                          $           $           $           $
  Class C shares                                          $           $           $           $
  Class Z shares                                          $           $           $           $


You would pay the following expenses on the same investment if you did not sell your shares:


                                                     1 YR       3 YRS       5 YRS       10 YRS
  Class A shares                                          $           $           $           $
  Class B shares                                          $           $           $           $
  Class C shares                                          $           $           $           $
  Class Z shares                                          $           $           $           $


--------------------------------------------------------------------------------

HOW THE FUND INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is LONG-TERM CAPITAL APPRECIATION. This means we seek investments whose price will increase over several years. While we make every effort to achieve our objective, we can't guarantee success.

    In pursuing our objective, we normally invest at least 65% of the Fund's total assets in EQUITY SECURITIES OF SMALL AND MEDIUM-SIZED U.S. COMPANIES with the potential for above-average growth. We consider small and medium-sized companies to be those with market capitalizations [that are less than the largest capitalization of the Standard & Poor's Mid-Cap 400 Stock Index. As of
           , 2000, this number was $ billion. Market capitalization is measured at the time of purchase.

    In addition to buying equities, the Fund may invest in other equity-related securities. Equity-related securities include American Depositary Receipts
(ADRs); common stocks; nonconvertible preferred stocks; warrants and rights that can be exercised to obtain stock; investments in various types of business ventures, including partnerships and joint ventures; real estate investment trusts (REITs); and similar securities.
    We also may buy convertible securities. These are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security. The Fund will only invest in investment-grade convertible securities. Generally, we consider selling a security when, in the opinion of the investment adviser, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movements.


    The Fund may participate in the initial public offering (IPO) market. IPO investments may increase the Fund's total returns. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the Fund's total returns.


-------------------------------------------------------------------
OUR GROWTH STRATEGY
We look for small and medium-sized companies that have growth in sales and earnings driven by products or services. These companies usually have a unique market niche, a strong new product profile or superior management. We analyze companies using both fundamental and/or quantitative techniques.
-------------------------------------------------------------------
-------------------------------------------------------------------
6  PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.              [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------


PORTFOLIO TURNOVER


It is not a principal strategy of the Fund to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Fund may have an annual portfolio turnover rate of up to 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher brokerage commissions and other transaction costs and can affect the Fund's performance. It also can result in a greater amount of distributions as ordinary income rather than long-term capital gains.


    For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
    The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

OTHER EQUITY SECURITIES

The Fund can invest in equity securities of companies with larger market capitalizations than previously noted.


FOREIGN SECURITIES

The Fund can invest in FOREIGN SECURITIES, including stocks and other equity-related securities, money market instruments and other investment-grade fixed-income securities of foreign issuers, including those in developing countries. We do not consider ADRs and other similar receipts or shares to be foreign securities.

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------


DERIVATIVE STRATEGIES


We may use various derivative strategies to try to improve the Fund's return. We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings.



OPTIONS. The Fund may purchase and sell put and call options on equity securities, financial indexes and foreign currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An OPTION is the right to buy or sell securities or currencies in exchange for a premium. The Fund will sell only covered options.


FIXED-INCOME OBLIGATIONS, INCLUDING BONDS AND MONEY MARKET INSTRUMENTS

Fixed-income obligations include bonds and notes. The Fund can invest in investment-grade corporate or government obligations. Investment-grade obligations are rated in one of the top four long-term quality ratings by a major rating service (such as Baa/BBB or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, respectively). We also may invest in obligations that are not rated, but which we believe to be of comparable quality. Obligations rated in the fourth category (Baa/BBB) have speculative characteristics. These lower-rated obligations are subject to a greater risk of loss of principal and interest. Generally, fixed-income securities provide a fixed rate of return, but provide less opportunity for capital appreciation than investing in stocks.

    Money market instruments include the commercial paper of corporations, the obligations of banks, certificates of deposit and obligations issued or guaranteed by the U.S. government or its agencies or a foreign
-------------------------------------------------------------------
8  PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.              [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------


government. The Fund will purchase money market instruments only in one of the two highest short-term quality ratings of a major rating service. The Fund uses money market instruments for cash management purposes only.


TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in cash or money market instruments. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the equity markets are unstable.

REPURCHASE AGREEMENTS

The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. The Fund uses repurchase agreements for cash management purposes only.



FUTURES CONTRACTS AND RELATED OPTIONS


FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may purchase and sell financial futures contracts and related options on financial futures. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date at a set price.

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

    For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

-------------------------------------------------------------------
10  PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.             [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. The investment types are listed in the order in which they normally will be used by the portfolio manager. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.


  INVESTMENT TYPE

% OF FUND'S TOTAL ASSETS   RISKS                          POTENTIAL REWARDS
-----------------------------------------------------------------------------------
  STOCKS OF SMALL AND      -- Individual stocks           -- Historically, stocks
  MEDIUM-SIZED U.S.             could lose value               have outperformed
  COMPANIES                -- The equity markets              other investments
                               could go down,                 over the long term
  AT LEAST 65%                 resulting in a             -- Generally, economic
                               decline in value of            growth means higher
                               the Fund's                     corporate profits,
                               investments                    which leads to an
                           -- Stocks of small and             increase in stock
                               medium-sized                   prices, known as
                               companies are more             capital appreciation
                               volatile and may           -- Highly successful
                               decline more than              smaller companies can
                               those in the S&P 500           outperform larger
                               Index                          ones
                           -- Smaller companies are
                               more likely to
                               reinvest earnings and
                               not pay dividends
                           -- Changes in interest
                               rates may affect the
                               securities of small
                               and medium-sized
                               companies more than
                               the securities of
                               larger companies
                           -- Changes in economic or
                               political conditions,
                               both domestic and
                               international, may
                               result in a decline
                               in value of the
                               Fund's investments
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

  INVESTMENT TYPE (CONT'D)


% OF FUND'S TOTAL ASSETS        RISKS                          POTENTIAL REWARDS
----------------------------------------------------------------------------------------
  STOCKS OF LARGER U.S.         -- Similar risks to small      -- Not as likely to lose
  COMPANIES                         and medium-sized U.S.          value as stocks of
                                    companies                      small and
  UP TO 35%; USUALLY LESS THAN  -- Companies that pay              medium-sized
  20%                               dividends may not do           companies
                                    so if they don't have      -- May be a source of
                                    profits or adequate            dividend income
                                    cash flow
----------------------------------------------------------------------------------------
  FOREIGN SECURITIES            -- Foreign markets,            -- Investors can
                                    economies and                   participate in the
  UP TO 35%[; USUALLY LESS          political systems may          growth of foreign
  THAN 10%]                         not be as stable as            markets and companies
                                    in the U.S.,                   operating in those
                                    particularly those in          markets
                                    developing countries       -- May profit from
                                -- Currency risk--                 changing value of
                                    changing value of              foreign currencies
                                    foreign currencies         -- Opportunities for
                                    can cause losses               diversification
                                -- May be less liquid
                                     than U.S. stocks and
                                    bonds
                                -- Differences in foreign
                                    laws, accounting
                                    standards, public
                                    information, custody
                                    and settlement
                                    practices provide
                                    less reliable
                                    information on
                                    foreign investments
                                    and involve more
                                    risks
----------------------------------------------------------------------------------------


-------------------------------------------------------------------
12  PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.             [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

  INVESTMENT TYPE (CONT'D)


% OF FUND'S TOTAL ASSETS        RISKS                          POTENTIAL REWARDS
----------------------------------------------------------------------------------------
  DERIVATIVES                   -- Derivatives such as         -- The Fund could make
                                    futures, options and           money and protect
  PERCENTAGE VARIES[; USUALLY       foreign currency               against losses if the
  LESS THAN 10%]                    forward contracts              investment analysis
                                    that are used for              proves correct
                                    hedging purposes may       -- Derivatives that
                                    not fully offset the            involve leverage
                                    underlying positions           could generate
                                    and this could result          substantial gains at
                                    in losses to the Fund          low cost
                                    that would not have        -- One way to manage the
                                    otherwise occurred             Fund's risk/return
                                -- Derivatives used for            balance is by locking
                                     risk management may           in the value of an
                                    not have the intended          investment ahead of
                                    effects and may                time
                                    result in losses or
                                    missed opportunities
                                -- The other party to a
                                    derivatives contract
                                    could default
                                -- Derivatives that
                                     involve leverage
                                    could magnify losses
                                -- Certain types of
                                    derivatives involve
                                    costs to the Fund
                                    that can reduce
                                    returns
----------------------------------------------------------------------------------------
  ILLIQUID SECURITIES           -- May be difficult to         -- May offer a more
                                    value precisely                attractive yield or
  UP TO 15% OF NET ASSETS       -- May be difficult to             potential for growth
                                     sell at the time or           than more widely
                                    price desired                  traded securities
----------------------------------------------------------------------------------------
  U.S. GOVERNMENT SECURITIES    -- Not all are insured or      -- May preserve the
                                    guaranteed by the              Fund's assets
  UP TO 35%[; USUALLY LESS          government, but only       -- Regular interest
  THAN 10%]                         by the issuing agency           income
                                -- Limits potential for        -- Generally more secure
                                    capital appreciation           than lower quality
                                -- See market risk,                debt securities and
                                     credit risk and               equity securities
                                    interest rate risk         -- Principal and interest
                                                                   may be guaranteed by
                                                                   the U.S. government
----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

  INVESTMENT TYPE (CONT'D)


% OF FUND'S TOTAL ASSETS        RISKS                          POTENTIAL REWARDS
----------------------------------------------------------------------------------------
  MONEY MARKET INSTRUMENTS      -- Limits potential for        -- May preserve the
                                    capital appreciation           Fund's assets
  UP TO 35% ON A NORMAL BASIS   -- See credit risk and
  AND UP TO 100% ON A               market risk
  TEMPORARY BASIS
----------------------------------------------------------------------------------------
  FIXED-INCOME OBLIGATIONS      -- The Fund's holdings,        -- Bonds have generally
                                    share price and total          outperformed money
  UP TO 35%[; USUALLY LESS          return may fluctuate           market instruments
  THAN 5%]                          in response to bond            over the long term,
                                    market movements               with less risk than
                                -- Credit risk--the risk           stocks
                                    that the default of        -- Most bonds will rise
                                    an issuer would leave           in value when
                                    the Fund with unpaid           interest rates fall
                                    interest or                -- Regular interest
                                    principal. The lower            income
                                    a bond's quality, the      -- Investment-grade bonds
                                    higher its potential           have a lower risk of
                                    volatility                     default than junk
                                -- Market risk--the risk           bonds
                                    that the market value      -- High-quality debt
                                    of an investment may           obligations generally
                                    move up or down,               are more secure than
                                    sometimes rapidly or           stocks since
                                    unpredictably. Market          companies must pay
                                    risk may affect an             their debts before
                                    industry, a sector or          they pay dividends
                                    the market as a whole      -- Principal and interest
                                -- Interest rate                    on government
                                     risk--the risk that           securities may be
                                    the value of most              guaranteed by the
                                    bonds will fall when           issuing government
                                    interest rates rise.
                                    The longer a bond's
                                    maturity and the
                                    lower its credit
                                    quality, the more its
                                    value typically
                                    falls. It can lead to
                                    price volatility
----------------------------------------------------------------------------------------


-------------------------------------------------------------------
14  PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.             [LOGO] (800) 225-1852

HOW THE FUND IS MANAGED
-------------------------------------

BOARD OF DIRECTORS
The Fund's Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077


    Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. PIFM also is responsible for supervising the Fund's investment adviser. For the fiscal year
ended October 31, 2000, the Fund paid PIFM management fees of   % of the Fund's
average net assets.


    PIFM and its predecessors have served as manager or administrator to investment companies since 1987. As of November 30, 2000, PIFM served as the
manager to all   of the Prudential mutual funds, and as manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately
$    billion.


INVESTMENT ADVISER

Jennison Associates LLC (Jennison) is the Fund's investment adviser and has served as such since August 2000. Its address is 466 Lexington Avenue, New York, NY 10017. PIFM has responsibility for all investment advisory services,
supervises Jennison and pays Jennison for its services. As of             ,
2000, Jennison managed approximately $      billion in assets. Jennison has
served as an investment adviser to investment companies since 1990. The Prudential Investment Corporation (PI) served as investment adviser from the Fund's inception through July 2000. Jennison is a wholly-owned subsidiary of PI. For the period January 1, 2000 through July 31, 2000, PI was paid at the same rate at which Jennison currently is being paid by PIFM.

--------------------------------------------------------------------------------

HOW THE FUND IS MANAGED
------------------------------------------------

PORTFOLIO MANAGER

SUSAN HIRSCH, an Executive Vice President of Jennison, has managed the Fund since it began. Ms. Hirsch joined PI in July 1996. Before that she was employed by Lehman Brothers Global Asset Management from 1988 to 1996 and Delphi Asset Management in 1996. She managed growth stock portfolios at both firms. During this time, Ms. Hirsch was named as an INSTITUTIONAL INVESTOR All-American Research Team Analyst for small growth stocks in 1991, 1992 and 1993.
Ms. Hirsch holds a B.S. from Brooklyn College and is a member of the Financial Analysts Federation and the New York Society of Security Analysts.

    As a growth investor, Ms. Hirsch seeks companies that will produce superior earnings.

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.
-------------------------------------------------------------------
16  PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.             [LOGO] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
-------------------------------------


Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income tax in the state where you live.


    Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

    The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS

The Fund distributes DIVIDENDS of any net investment income to shareholders--typically once a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.

    The Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains are taxed at the rate of 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 39.6%. Different rates apply to corporate shareholders.

    For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------


broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES
FORM 1099

Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

    Fund distributions are generally taxable to you in the calendar year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders are eligible for the 70% dividends-received deduction for certain dividends.

WITHHOLDING TAXES
If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE
If you buy shares of the Fund just before the record date (the date that determines who receives the distribution), that distribution will be paid to you. As explained above, the distribution may be subject to income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so
-------------------------------------------------------------------
18  PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.             [LOGO] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout although this may not be apparent because the value of each share of the Fund also will be affected by the market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.


QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS

Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.
-------------------------------------------------------------------
RECEIPTS FROM SALE  $        -->        +$  CAPITAL GAIN
                                            (taxes owed)

                                            OR

RECEIPTS FROM SALE  $        -->        -$  CAPITAL LOSS
                                            (offset against gain)

-------------------------------------------------------------------

    If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.
    Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other
--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.

    Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.


AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.
-------------------------------------------------------------------
20  PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.             [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020



    You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.


STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.
    Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
    When choosing a share class, you should consider the following:
     --    The amount of your investment
     -- The length of time you expect to hold the shares and the impact of the varying distribution fees
     --    The different sales charges that apply to each share class--
           Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

     --    Whether you qualify for any reduction or waiver of sales charges
     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase
     --    Whether you qualify to purchase Class Z shares.
    See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

                                  CLASS A         CLASS B        CLASS C       CLASS Z
  Minimum purchase amount(1)    $1,000          $1,000         $2,500          None
  Minimum amount for            $100            $100           $100            None
   subsequent purchases(1)
  Maximum initial sales         5% of the       None           1% of the       None
   charge                       public                         public
                                offering                       offering
                                price                          price
  Contingent Deferred Sales     None            If sold        1% on sales     None
   Charge (CDSC)(2)                             during:        made within
                                                Year 1  5%     18 months of
                                                Year 2  4%     purchase(2)
                                                Year 3  3%
                                                Year 4  2%
                                                Year 5/6 1%
                                                Year 7  0%
  Annual distribution and       .30 of 1%       1%             1%              None
   service (12b-1) fees         (.25 of 1%
   shown as a percentage of     currently)
   average net assets(3)


1                       THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN
                        RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS
                        FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT
                        FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS
                        $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER
                        SERVICES--AUTOMATIC INVESTMENT PLAN."
2                       FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS
                        CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT
                        DEFERRED SALES CHARGE (CDSC)." CLASS C SHARES BOUGHT BEFORE
                        NOVEMBER 2, 1998 HAVE A 1% CDSC IF SOLD WITHIN ONE YEAR.
3                       THESE DISTRIBUTION AND SERVICE FEES ARE PAID FROM THE FUND'S
                        ASSETS ON A CONTINUOUS BASIS. OVER TIME, THE FEES WILL
                        INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE
                        THAN PAYING OTHER TYPES OF SALES CHARGES. THE SERVICE FEE
                        FOR CLASS A, CLASS B AND CLASS C SHARES IS .25 OF 1%. THE
                        DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1%
                        (INCLUDING THE .25 OF 1% SERVICE FEE) AND IS .75 OF 1% FOR
                        CLASS B AND CLASS C SHARES. FOR THE FISCAL YEAR ENDING
                        10-31-01, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY
                        AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12B-1) FEES
                        FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET
                        ASSETS OF THE CLASS A SHARES.


-------------------------------------------------------------------
22  PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.             [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                          SALES CHARGE AS % OF   SALES CHARGE AS % OF       DEALER
   AMOUNT OF PURCHASE        OFFERING PRICE         AMOUNT INVESTED       REALLOWANCE
  Less than $25,000                      5.00%                   5.26%           4.75%
  $25,000 to $49,999                     4.50%                   4.71%           4.25%
  $50,000 to $99,999                     4.00%                   4.17%           3.75%
  $100,000 to $249,999                   3.25%                   3.36%           3.00%
  $250,000 to $499,999                   2.50%                   2.56%           2.40%
  $500,000 to $999,999                   2.00%                   2.04%           1.90%
  $1 million and above*                   None                    None            None

*                       IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A
                        SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

    To satisfy the purchase amounts above, you can:

     --    Invest with an eligible group of related investors

     -- Buy Class A shares of two or more Prudential mutual funds at the same time

     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)

     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

    The Distributor may reallow Class A's sales charge to dealers.

BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services, or

     -- Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.
-------------------------------------------------------------------
24  PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.             [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:

     --    purchase your shares through an account at Prudential Securities,

     -- purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation, or

     --    purchase your shares through another broker.


    This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.


QUALIFYING FOR CLASS Z SHARES
BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:

     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,

     -- Current and former Directors/Trustees of the Prudential mutual funds (including the Fund), and

     --    Prudential, with an investment of $10 million or more.

    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
    When we do the conversion, you will get fewer Class A shares than the number of Class B shares converted if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."
-------------------------------------------------------------------
26  PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.             [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation--it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.

    We determine the NAV of our shares once each business day at 4:15 p.m. New York time on days that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on most national holidays and Good Friday. Because the Fund can invest in foreign securities, its NAV can change on days when you cannot buy or sell shares. We do not determine the NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

-------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if Fund XYZ holds ACME Corp. stock in its portfolio and the price of ACME stock goes up, while the value of the fund's other holdings remains the same and expenses don't change, the NAV of Fund XYZ will increase.
-------------------------------------------------------------------
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101


AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after
-------------------------------------------------------------------
28  PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.             [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

the initial 6-month enrollment period will need to provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states.

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

    When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise contact:



PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101


    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

    If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."


CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

     -- Amounts representing shares you purchased with reinvested dividends and distributions

     -- Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998)

     -- Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).

    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
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30  PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.             [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
    As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase (one year for Class C shares purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:

     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability

     -- To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account

     --    On certain sales effected through a Systematic Withdrawal Plan.


    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

WAIVER OF THE CDSC--CLASS C SHARES
BENEFIT PLANS. The CDSC will be waived for purchases by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.


90-DAY REPURCHASE PRIVILEGE

After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate numbers of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

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32  PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.             [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange
Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


    There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

    Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
    If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. We have obtained legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume and frequency of trading. The Fund may notify a market timer of rejection of an exchange purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


TELEPHONE REDEMPTIONS OR EXCHANGES


You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852. In order to redeem or exchange your shares by telephone, you must call the Fund before 4:15 p.m. New York time. You will

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34  PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.             [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------


receive a redemption or exchange amount based on that day's NAV.


    The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.


    In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.


    The telephone redemption or exchange privilege may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------


The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

    Review each chart with the financial statements and reports of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

CLASS A SHARES

The financial highlights were audited by                      independent
accountants, whose report was unqualified.


 CLASS A SHARES (FISCAL PERIODS ENDED 10-31)


PER SHARE OPERATING PERFORMANCE                     2000          1999(5)           1998          1997(1)
 NET ASSET VALUE, BEGINNING OF PERIOD                                 $12.01          $11.92          $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                                                    (.13)           (.11)           (.08)
 Net realized and unrealized gain on
  investment transactions                                               7.61             .41            2.00
 TOTAL FROM INVESTMENT OPERATIONS                                       7.48             .30            1.92
------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Distributions from net realized gains                                  (.33)           (.21)             --
 NET ASSET VALUE, END OF PERIOD                                       $19.16          $12.01          $11.92
 TOTAL RETURN(2)                                                      63.65%           2.63%          19.20%
------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                               2000            1999            1998         1997(1)
------------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                                     $85,595         $32,183         $33,124
 Average net assets (000)                                            $52,984         $33,831         $28,141
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution fees(4)                              1.22%           1.25%           1.46%(3)
 Expenses, excluding distribution fees                                  .97%           1.00%           1.21%(3)
 Net investment income (loss)                                         (.80)%          (.88)%          (.92)%(3)
 Portfolio turnover                                                     153%            177%            107%


1                       INFORMATION SHOWN IS FOR THE PERIOD 12-31-96 (WHEN CLASS A
                        SHARES WERE FIRST OFFERED) THROUGH 10-31-97.
2                       TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER
                        DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES
                        CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON
                        THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD
                        REPORTED. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR
                        ARE NOT ANNUALIZED.
3                       ANNUALIZED.
4                       THE DISTRIBUTOR OF THE FUND AGREED TO LIMIT ITS DISTRIBUTION
                        FEES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE
                        CLASS A SHARES.
5                       CALCULATED BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING
                        DURING THE PERIOD.

-------------------------------------------------------------------
36  PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.             [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS B SHARES

The financial highlights were audited by                      independent
accountants, whose report was unqualified.


 CLASS B SHARES (FISCAL PERIODS ENDED 10-31)


PER SHARE OPERATING PERFORMANCE                  2000            1999(4)           1998          1997(1)
 NET ASSET VALUE, BEGINNING OF PERIOD                                $11.83          $11.85          $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                                                   (.24)           (.20)           (.14)
 Net realized and unrealized gain on
  investment transactions                                              7.46             .39            1.99
 TOTAL FROM INVESTMENT OPERATIONS                                      7.22             .19            1.85
-----------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Distributions from net realized gains                                 (.33)           (.21)             --
 NET ASSET VALUE, END OF PERIOD                                      $18.72          $11.83          $11.85
 TOTAL RETURN(2)                                                     62.39%           1.71%          18.50%
-----------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                             2000             1999            1998         1997(1)
-----------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                                   $184,955         $83,407         $82,070
 Average net assets (000)                                          $127,249         $86,713         $67,420
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution fees                                1.97%           2.00%           2.21%(3)
 Expenses, excluding distribution fees                                 .97%           1.00%           1.21%(3)
 Net investment loss                                                (1.55)%         (1.63)%         (1.67)%(3)
 Portfolio turnover                                                    153%            177%            107%


1                       INFORMATION SHOWN IS FOR THE PERIOD 12-31-96 (WHEN CLASS B
                        SHARES WERE FIRST OFFERED) THROUGH 10-31-97.
2                       TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER
                        DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES
                        CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON
                        THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD
                        REPORTED. TOTAL RETURNS FOR PERIODS OF LESS THAN A FULL YEAR
                        ARE NOT ANNUALIZED.
3                       ANNUALIZED.
4                       CALCULATED BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING
                        DURING THE PERIOD.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS C SHARES

The financial highlights were audited by                      independent
accountants, whose report was unqualified.


 CLASS C SHARES (FISCAL PERIODS ENDED 10-31)


PER SHARE OPERATING PERFORMANCE                     2000          1999(4)          1998          1997(1)
 NET ASSET VALUE, BEGINNING OF PERIOD                                 $11.83         $11.85          $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                                                    (.24)          (.20)           (.14)
 Net realized and unrealized gain on
  investment transactions                                               7.46            .39            1.99
 TOTAL FROM INVESTMENT OPERATIONS                                       7.22            .19            1.85
-----------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Distributions from net realized gains on
  investment transactions                                               (.33)          (.21)             --
 NET ASSET VALUE, END OF PERIOD                                       $18.72         $11.83          $11.85
 TOTAL RETURN(2)                                                      62.39%          1.71%          18.50%
-----------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                               2000            1999           1998         1997(1)
-----------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                                     $23,578         $6,774          $6,477
 Average net assets (000)                                            $12,380         $6,949          $5,526
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution fees                                 1.97%          2.00%           2.21%(3)
 Expenses, excluding distribution fees                                  .97%          1.00%           1.21%(3)
 Net investment loss                                                 (1.56)%        (1.63)%         (1.69)%(3)
 Portfolio turnover                                                     153%           177%            107%


1                       INFORMATION SHOWN IS FOR THE PERIOD 12-31-96 (WHEN CLASS C
                        SHARES WERE FIRST OFFERED) THROUGH 10-31-97.
2                       TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER
                        DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES
                        CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON
                        THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD
                        REPORTED. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR
                        ARE NOT ANNUALIZED.
3                       ANNUALIZED.
4                       CALCULATED BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING
                        DURING THE PERIOD.

-------------------------------------------------------------------
38  PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.             [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS Z SHARES

The financial highlights were audited by                      independent
accountants, whose report was unqualified.


 CLASS Z SHARES (FISCAL PERIODS ENDED 10-31)


PER SHARE OPERATING PERFORMANCE                     2000          1999(4)          1998          1997(1)
 NET ASSET VALUE, BEGINNING OF PERIOD                                 $12.06         $11.93         $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                                                    (.09)          (.04)          (.03)
 Net realized and unrealized gain on
  investment transactions                                               7.64            .38           1.96
 TOTAL FROM INVESTMENT OPERATIONS                                       7.55            .34           1.93
----------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Distributions from net realized gains on
  investment transactions                                               (.33)          (.21)            --
 NET ASSET VALUE, END OF PERIOD                                       $19.28         $12.06         $11.93
 TOTAL RETURN(2)                                                      63.97%          2.97%         19.30%
----------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA                               2000            1999           1998        1997(1)
----------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                                     $19,029         $2,439           $561
 Average net assets (000)                                             $7,796         $1,283           $261
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution fees                                  .97%          1.00%          1.21%(3)
 Expenses, excluding distribution fees                                  .97%          1.00%          1.21%(3)
 Net investment loss                                                  (.56)%         (.63)%         (.73)%(3)
 Portfolio turnover                                                     153%           177%           107%


1                       INFORMATION SHOWN IS FOR THE PERIOD 12-31-96 (WHEN CLASS Z
                        SHARES WERE FIRST OFFERED) THROUGH 10-31-97.
2                       TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER
                        DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES
                        CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON
                        THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD
                        REPORTED. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR
                        ARE NOT ANNUALIZED.
3                       ANNUALIZED.
4                       CALCULATED BASED ON WEIGHTED AVERAGE SHARES OUTSTANDING
                        DURING THE PERIOD.

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                                                                              39

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.

STOCK FUNDS

PRUDENTIAL EQUITY FUND, INC.


PRUDENTIAL INDEX SERIES FUND


  PRUDENTIAL STOCK INDEX FUND


PRUDENTIAL REAL ESTATE SECURITIES FUND

PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND

PRUDENTIAL SMALL COMPANY FUND, INC.

PRUDENTIAL TAX-MANAGED FUNDS
  PRUDENTIAL TAX-MANAGED EQUITY FUND

PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.

PRUDENTIAL 20/20 FOCUS FUND

PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.


PRUDENTIAL VALUE FUND


THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.


  PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND


  PRUDENTIAL JENNISON GROWTH FUND

NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
TARGET FUNDS
  LARGE CAPITALIZATION GROWTH FUND
  LARGE CAPITALIZATION VALUE FUND
  SMALL CAPITALIZATION GROWTH FUND
  SMALL CAPITALIZATION VALUE FUND

ASSET ALLOCATION/BALANCED FUNDS

PRUDENTIAL DIVERSIFIED FUNDS

  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND

GLOBAL FUNDS
GLOBAL STOCK FUNDS

PRUDENTIAL EUROPE GROWTH FUND, INC.


PRUDENTIAL NATURAL RESOURCES FUND, INC.

PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  PRUDENTIAL GLOBAL GROWTH FUND
  PRUDENTIAL INTERNATIONAL VALUE FUND
  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND
GLOBAL UTILITY FUND, INC.
TARGET FUNDS
  INTERNATIONAL EQUITY FUND

GLOBAL BOND FUNDS

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.



-------------------------------------------------------------------

40  PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.             [LOGO] (800) 225-1852

-------------------------------------

BOND FUNDS
TAXABLE BOND FUNDS

PRUDENTIAL GOVERNMENT INCOME FUND, INC.


PRUDENTIAL HIGH YIELD FUND, INC.

PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.

PRUDENTIAL SHORT-TERM CORPORATE FUND, INC.

  INCOME PORTFOLIO

PRUDENTIAL TOTAL RETURN BOND FUND, INC.

TARGET FUNDS
  TOTAL RETURN BOND FUND

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES

  NEW JERSEY SERIES

  NEW YORK SERIES

  PENNSYLVANIA SERIES

PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.
MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND

  NEW JERSEY MONEY MARKET SERIES

  NEW YORK MONEY MARKET SERIES

COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.

  INSTITUTIONAL MONEY MARKET SERIES



--------------------------------------------------------------------------------

                                     Notes

-------------------------------------------------------------------
42  PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.             [LOGO] (800) 225-1852

                                     Notes

--------------------------------------------------------------------------------

                                     Notes

-------------------------------------------------------------------
44  PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.             [LOGO] (800) 225-1852

                                     Notes

--------------------------------------------------------------------------------

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)


Outside Brokers Should Contact

PRUDENTIAL INVESTMENT MANAGEMENT
SERVICES LLC
P.O. BOX 8310
PHILADELPHIA, PA 19101
(800) 778-8769

Visit Prudential's Website at
http://www.prudential.com
Additional information about the Fund can be obtained without charge and can be found in the following documents
STATEMENT OF ADDITIONAL INFORMATION (SAI)
  (incorporated by reference into this prospectus)
ANNUAL REPORT
  (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)
SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows
BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102
BY ELECTRONIC REQUEST
publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)
IN PERSON

Public Reference Room in Washington, DC
 (For hours of operation, call
 1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at
http://www.sec.gov

CUSIP Numbers              QUOTRON Symbols

Class A Shares--74431L107      PEEAX

Class B Shares--74431L206      PEEBX

Class C Shares--74431L305      --

Class Z Shares--74431L404      --

Investment Company Act File No. 811-07811

 MF173A
[RECYCLED LOGO]
 Printed on Recycled Paper

                   PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED DECEMBER 29, 2000



    Prudential U.S. Emerging Growth Fund, Inc. (the Fund) is an open-end, diversified management investment company. The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. These companies will generally have a market capitalization beginning at $500 million. The upper capitalization limit is 300% of the dollar-weighted median market capitalization of the S&P 400 Mid-Cap Index. Market capitalization is measured at the time of measurement. The Fund may engage in various derivative transactions, such as using options on equity securities, stock indexes and foreign currencies, foreign currency forward contracts and futures contracts and options thereon to hedge its portfolio and to attempt to enhance return. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."


    The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Prudential U.S. Emerging Growth Fund, Inc. dated December 29, 2000, a copy of which may be obtained from the Fund upon request.


                               TABLE OF CONTENTS


                                                                PAGE
                                                              --------
Fund History................................................  B-2
Description of the Fund, Its Investments and Risks..........  B-2
Investment Restrictions.....................................  B-18
Management of the Fund......................................  B-19
Control Persons and Principal Holders of Securities.........  B-22
Investment Advisory and Other Services......................  B-23
Brokerage Allocation and Other Practices....................  B-27
Capital Shares, Other Securities and Organization...........  B-29
Purchase, Redemption and Pricing of Fund Shares.............  B-30
Shareholder Investment Account..............................  B-38
Net Asset Value.............................................  B-42
Taxes, Dividends and Distributions..........................  B-43
Performance Information.....................................  B-46
Financial Statements........................................  B-48
Report of Independent Accountants...........................  B-59
Appendix I--General Investment Information..................  I-1
Appendix II--Historical Performance Data....................  II-1


--------------------------------------------------------------------------------

MF173B

                                  FUND HISTORY


    The Fund was incorporated in Maryland on August 23, 1996. Effective June 29, 2000, the Fund's name changed from Prudential Emerging Growth Fund, Inc. to Prudential U.S. Emerging Growth Fund, Inc.


               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

    (a) CLASSIFICATION. The Fund is a diversified, open-end, management investment company.

    (b) AND (c) INVESTMENT STRATEGIES, POLICIES AND RISKS. The Fund's investment objective is long-term capital appreciation. Under normal market conditions, the Fund intends to invest primarily in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. The Fund may engage in various derivative transactions, such as using options on equity securities, stock indexes and foreign currencies, foreign currency forward contracts and the purchase and sale of futures contracts and options thereon to hedge its portfolio and to attempt to enhance return.

    While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.

EQUITY AND EQUITY-RELATED SECURITIES


    Under normal market conditions, the Fund intends to invest primarily in equity securities of small and medium-sized U.S. companies with the potential for above-average growth. These companies will generally have a market capitalization less than the largest capitalization of the Standard & Poor's Mid-Cap 400 Stock Index. Market capitalization of the companies will be measured at the time of purchase. The Fund will invest in equity-related securities, including common stocks, nonconvertible preferred stocks, securities convertible into or exchangeable for common or preferred stock, equity investments in partnerships, joint ventures and other forms of non-corporate investment, real estate investment trusts (REITS), American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and warrants and rights exercisable for equity securities.


    Securities of small and medium-sized companies have historically been more volatile than those in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Stock Index). Accordingly, during periods when stock prices decline generally, it can be expected that the value of the Fund will decline more than the market indexes. In addition, these companies are likely to reinvest their earnings rather than distribute them. As a result, the Fund is not likely to receive significant dividend income on its portfolio securities.

    AMERICAN DEPOSITARY RECEIPTS AND AMERICAN DEPOSITARY SHARES. ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in the over-the-counter market. Generally, ADRs and ADSs are in registered form. There are no fees imposed on the purchase or sale of ADRs and ADSs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and ADSs into the underlying securities. Investment in ADRs and ADSs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs and ADSs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and for which market quotations are readily available, and (2) issuers whose securities are represented by ADRs and ADSs are usually subject to auditing, accounting and financial reporting standards comparable to those of domestic issuers.

    WARRANTS AND RIGHTS. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if, at a warrant's expiration date, the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if, at the expiration date, the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the corporation issuing them.

    CONVERTIBLE SECURITIES. A convertible security is typically a bond, debenture, corporate note, preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. The Fund will only invest in investment-grade convertible securities. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities may also include preferred stocks.

    In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying stock). A convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

    In recent years, convertibles have been developed which combine higher or lower current income with options and other features. The Fund may invest in these types of convertible securities.

U.S. GOVERNMENT SECURITIES


    U.S. TREASURY SECURITIES. The Fund is permitted to invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.



    SECURITIES ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.



    Obligations issued or guaranteed as to principal and interest by the U.S. government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.



    MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in mortgage-backed securities, including those which represent undivided ownership interests in pools of mortgages. The U.S. government or the issuing agency or instrumentality guarantees the payment of interest on and principal of these securities. However, the guarantees do not extend to the yield or value of the securities nor do the guarantees extend to the yield or value of the Fund's shares. These securities are in most cases "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.


    Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. The Fund's ability to invest in high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.


    The Fund may purchase collateralized mortgage obligations (CMO) issued by agencies or instrumentalities of the U.S. government. A CMO is backed by a portfolio of mortgages or mortgage-backed securities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICs.


    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest on the underlying mortgage assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities.


    The Fund may also invest in mortgage-backed security strips (MBS strips) issued by the U.S. government or its agencies or instrumentalities. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.


    In reliance on rules and interpretations of the Securities and Exchange Commission (Commission), the Fund's investments in certain qualifying CMOs and REMICs are not subject to the Investment Company Act's limitation on acquiring interests in other investment companies.

    The Fund may invest in both Adjustable Rate Mortgage Securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities (FRMs), which are collateralized by fixed-rate mortgages.


    The values of U.S. government securities (like those of other fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of U.S. government securities generally rise and, conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of these fluctuations will generally be greater for securities with longer-term maturities.


REAL ESTATE INVESTMENT TRUSTS

    The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code. To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stocks. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

FOREIGN SECURITIES

    The Fund is permitted to invest in foreign corporate and government securities. "Foreign government securities" include debt securities issued or guaranteed, as to payment of principal and interest, by governments, semi-governmental entities, governmental agencies, supranational entities and other governmental entities (collectively, Government Entities) of foreign countries denominated in the currencies of such countries or in U.S. dollars (including debt securities of a Government Entity in any such country denominated in the currency of another such country).

    A "supranational entity" is an entity constituted by the national governments of several countries to promote economic development. Examples of such supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development), the European Investment Bank and the Asian Development Bank. Debt securities of "semi-governmental entities" are issued by entities owned by a national, state, or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-government issuers include, among others, the Province of Ontario and the City of Stockholm.

    If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. The Fund may, but need not, enter into foreign currency forward contracts, options on foreign currencies and futures contracts on foreign currencies and related options, for hedging purposes, including: locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.


    RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN
SECURITIES. Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign issuer than about a domestic company. Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States and there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment.


    Additional costs could be incurred in connection with the Fund's international investment activities. Foreign brokerage commissions are generally higher than U.S. brokerage commissions. Increased custodian costs as well as administrative difficulties (such as the applicability of foreign laws to foreign custodians in various circumstances) may be associated with the maintenance of assets in foreign jurisdictions.

    If a security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders.

    Shareholders should be aware that investing in the equity markets of developing countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities, described above, may be greater with respect to investments in developing countries.


    SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES. On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's national currency. By July 1, 2002, the euro is expected to become the sole legal tender of the member states. During the transition period, the Fund will treat the euro as a separate currency from the national currency of any member state.



    The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in the euro, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.



    The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact the Fund's investments.


CORPORATE AND OTHER DEBT OBLIGATIONS

    The Fund may invest in investment grade corporate and other debt obligations of domestic and foreign issuers, including money market instruments. Bonds and other debt securities are used by issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Investment grade debt securities are rated within the four highest quality grades as determined by Moody's Investors Service, Inc. (Moody's) (currently Aaa, Aa, A and Baa for bonds), Standard & Poor's Ratings Group (S&P) (currently AAA, AA, A and BBB for bonds), or another nationally recognized statistical rating organization. Unrated securities may also be investment grade if, in the opinion of the investment adviser, they are of equivalent quality to those rated in the four highest quality grades. Securities rated Baa by Moody's or BBB by S&P, although considered to be investment grade, lack outstanding investment characteristics and, in fact, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. Such lower rated securities are subject to a greater risk of loss of principal and interest. A portfolio security whose rating is downgraded below Baa by Moody's or BBB by S&P, or otherwise has a reduction in credit quality below investment grade, will be disposed of as soon as practicable.

MONEY MARKET INSTRUMENTS


    The Fund may hold cash or invest in high quality money market instruments, including commercial paper of a U.S. or non-U.S. company, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. These obligations will be U.S. dollar denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.


RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

    The Fund may engage in various portfolio strategies, including using derivatives to seek to reduce certain risks of its investments and to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of options, foreign currency forward contracts, futures contracts, and options on such contracts. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.

    OPTIONS TRANSACTIONS

    The Fund may purchase and write (that is, sell) put and call options on securities, stock indexes and currencies that are traded on U.S. or foreign securities exchanges or in the over-the-counter market to seek to enhance return or to protect against adverse price fluctuations in securities in the Fund's portfolio. These options will be on equity securities, financial indexes (for example, S&P 500 Stock Index) and foreign currencies. The Fund may write put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Fund also may purchase put and call options to offset previously written put and call options of the same series.

    A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, it gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open. There is no limitation on the amount of call options the Fund may write.

    A put option gives the purchaser, in return for a premium, the right, for a specified period of time, to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund as the writer of a put option, might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price. The Fund will generally write put options when its investment adviser desires to invest in the underlying security. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

    The Fund will write only "covered" options. An option is covered if, as long as the Fund is obligated under the option it (1) owns an offsetting position in the underlying security or currency or (2) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited.

    If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she had been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option is generally required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of the relevant exchange or clearinghouse, such as The Options Clearing Corporation (OCC), an institution created to interpose itself between buyers and sellers of options in the United States. Technically, the clearinghouse assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

    The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part if the Fund holds the underlying security by appreciation of the underlying security owned by the Fund.

    The Fund may also purchase a "protective put," that is, a put option acquired for the purpose of protecting a portfolio security from a decline in market value. In exchange for the premium paid for the put option, the Fund acquires the right to sell the underlying security at the exercise price of the put regardless of the extent to which the underlying security declines in value. The loss to the Fund is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold. Similar principles apply to the purchase of puts on stock indexes, as described below.

    OPTIONS ON SECURITIES INDEXES. In addition to options on securities, the Fund may also purchase and sell put and call options on securities indexes traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. All settlements on options on indexes are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

    The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. Because exercises of index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. In addition, unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities or borrow in order to satisfy the exercise.

    Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of security prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by the Fund of options on indexes would be subject to the investment adviser's ability to predict correctly movements in the direction of the securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

    RISKS OF TRANSACTIONS IN STOCK OPTIONS

    An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise, and the Fund may lose money.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

    RISKS OF OPTIONS ON INDEXES

    The Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Stock Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

    Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the policy of the Fund to purchase or write options only on indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

    The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on securities in the index.

    SPECIAL RISKS OF WRITING CALLS ON INDEXES

    Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indexes only under the circumstances described below under "Limitations on Purchase and Sale of Stock Options, Options on Stock Indexes and Foreign Currencies and Futures Contracts and Related Options."

    Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.

    Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 20% of such Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

    When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

    SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDEXES. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

    FOREIGN CURRENCY FORWARD CONTRACTS

    The Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, that is, cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

    The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged.

    SPECIAL RISKS RELATED TO FOREIGN CURRENCY FORWARD CONTRACTS. The Fund may enter into foreign currency forward contracts in several circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payment is made or received.

    Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the Fund will thereby be served. If a Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged, or the Fund's Custodian will segregate cash or other liquid assets (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract.

    The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

    If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. Should forward contract prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contract prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    The Fund's dealing in foreign currency forward contracts will generally be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities. Also this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities which are unrelated to exchange rates. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase. The Fund's ability to enter into foreign currency forward contracts may be limited by certain requirements for qualification as a regulated investment company under the Internal Revenue Code. See "Taxes, Dividends and Distributions."

    Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    FUTURES CONTRACTS AND OPTIONS THEREON

    The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Futures Trading Commission (CFTC). The Fund, and thus investors, may lose money through any unsuccessful use of these strategies. These futures contracts and related options will be on debt securities, stock indexes and foreign currencies. A futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund may purchase and sell futures contracts or related options as a hedge against changes in market conditions.

    The Fund may not purchase or sell futures contracts and related options to attempt to enhance return, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the market value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options, without limitation, for BONA FIDE hedging purposes in accordance with regulations of the CFTC (to reduce certain risks of its investments). The value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.

    Futures contracts and related options are generally subject to coverage requirements of the CFTC or segregation requirements of the Commission. If the Fund does not hold the security or currency underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash or other liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contracts. The Fund may place and maintain cash, securities and similar investments with a futures commission merchant in amounts necessary to effect the Fund's transactions in exchange-traded futures contracts and options thereon, provided certain conditions are satisfied. The Fund's successful use of futures contracts and related options depends upon the investment adviser's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the movements in the index or price of the currencies underlying the futures contract is imperfect and there is a risk that the value of the indexes or currencies underlying the futures contract may increase or decrease at a greater rate than the related futures contracts resulting in losses to the Fund. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

    FUTURES CONTRACTS. As a purchaser of a futures contract, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the futures contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund may purchase futures contracts on debt securities, including U.S. Government securities, aggregates of debt securities, stock indexes and foreign currencies.

    The Fund will purchase or sell futures contracts for the purpose of hedging its portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the investment adviser anticipates that interest rates may rise and, concomitantly, the price of the Fund's portfolio securities may fall, the Fund may sell a futures contract. If declining interest rates are anticipated, the Fund may purchase a futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts. In addition, futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

    Although most futures contracts call for actual delivery or acceptance of securities or cash, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (or currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

    When the Fund enters into a futures contract it is initially required to segregate with its Custodian, in the name of the broker performing the transaction, an "initial margin" of cash or other liquid assets equal to approximately 2-3% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on a futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits segregated at its Custodian for that purpose, of cash or liquid securities, called "variation margin," in the name of the broker, which are reflective of price fluctuations in the futures contract.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

    There are several risks in connection with the use of futures contracts as a hedging device. In the case of futures contracts on securities indexes, the correlation between the price of the futures contract and the movements in the index may not be perfect. Therefore, a correct forecast of market trends by the investment adviser may still not result in a successful hedging transaction, and the Fund may lose money. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

    Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. However, in the event a futures contract has been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract. Currently, index futures contracts are available on various U.S. and foreign securities indexes.

    Successful use of futures contracts by the Fund is also subject to the ability of the Fund's investment adviser to predict correctly movements in the direction of markets and other factors affecting the securities market generally. If the Fund has insufficient cash to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be at a time when it is advantageous or disadvantageous to do so.

    The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

    OPTIONS ON FUTURES CONTRACTS

    An option on a futures contract gives the purchaser the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. With respect to stock indexes, options are traded on futures contracts for various U.S. and foreign stock indexes including the S&P 500 Stock Index and the NYSE Composite Index.

    The holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

    RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

    Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

    The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase OTC options only if the investment adviser believes that the other party to the options will continue to make a market for such options.

    LIMITATIONS ON PURCHASE AND SALE OF STOCK OPTIONS, OPTIONS ON STOCK INDEXES AND FOREIGN CURRENCIES AND
    FUTURES CONTRACTS AND RELATED OPTIONS

    The Fund may write put and call options on stocks only if they are covered as described above, and such options must remain covered so long as the Fund is obligated as a writer. The Fund will write put options on stock indexes and foreign currencies only if there is segregated with the Fund's Custodian an amount of cash or other liquid assets equal to or greater than the aggregate exercise price of the puts. The aggregate value of the securities underlying call options and the obligations underlying put options (as of the date the options are sold) will not exceed 25% of the Fund's net assets. In addition, the Fund will not enter into futures contracts or related options if the aggregate initial margin and premiums exceed 5% of the market value of the Fund's total assets, taking into account unrealized profits and losses on such contracts, provided, however, that in the case of an option that is in-the-money, the in-the-money amount may be excluded in computing such 5%. The above restriction does not apply to the purchase or sale of futures contracts and related options for BONA FIDE hedging purposes, within the meaning of regulations of the CFTC. The Fund does not intend to purchase options on equity securities or securities indexes if the aggregate premiums paid for such outstanding options would exceed 10% of the Fund's total assets.

    Except as described below, the Fund will write call options on indexes only if it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts. When the Fund writes a call option on a broadly-based stock market index, the Fund will segregate with its Custodian, or pledge to a broker as collateral for the option, cash or other liquid assets, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

    If the Fund has written an option on an industry or market segment index, it will segregate with its Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," all of which are stocks of issuers in such industry or market segment, and that, in the judgment of the investment adviser, substantially replicate the movement of the index with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of the Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated or pledged in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

    If at the close of business on any day the market value of such qualified securities so segregated or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will so segregate or pledge an amount in cash or other liquid assets equal in value to the difference. In addition, when the Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with its Custodian or pledge to the broker as collateral cash or other liquid assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to the Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. A "qualified security" is an equity security which is listed on a national securities exchange or listed on NASDAQ against which the Fund has not written a stock call option and which has not been hedged by the Fund by the sale of stock index futures. However, if the Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets segregated with its Custodian, it will not be subject to the requirements described in this paragraph.

    POSITION LIMITS. Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including NASDAQ) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the

Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

SHORT SALES AGAINST-THE-BOX

    The Fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box). As a non-fundamental investment restriction, not more than 25% of the Fund's net assets (determined at the time of the short sale) may be subject to short sales other than short sales against-the-box. However, as a matter of current operating policy, the Fund does not intend to engage in short sales other than short sales against-the-box.

REPURCHASE AGREEMENTS

    The Fund may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

    The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the investment adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.

    The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions or other recognized institutional borrowers of securities, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (including a letter of credit) that is equal to at least 100%, determined daily, of the market value of the loaned securities. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

    A loan may be terminated by the borrower or the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

    Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

BORROWING

    The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

ILLIQUID SECURITIES

    The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

    The staff of the Commission has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid."

SECURITIES OF OTHER INVESTMENT COMPANIES

    The Fund may invest up to 10% of its total assets in securities of other non-affiliated investment companies. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions."

SEGREGATED ASSETS


    The Fund will segregate with its Custodian, State Street Bank and Trust Company (State Street), cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.


(d) DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS


    When conditions dictate a defensive strategy, the Fund may temporarily invest without limit in cash or money market instruments. The Fund may hold cash or invest in high quality money market instruments, including commercial paper of a U.S. or non U.S. company, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities subject to its investment policies. These instruments will be U.S. dollar denominated or denominated in a foreign currency. Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

(e) PORTFOLIO TURNOVER


    As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions, but the Fund's portfolio turnover rate generally is not expected to exceed 200%. The portfolio turnover
rate for the fiscal years ended October 31, 2000 and 1999 was   % and 153%,
respectively. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."


                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means with respect to the Fund, the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

    The Fund may not:

     1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

     2. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales. Short sales "against-the-box" are not subject to this limitation.


     3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, foreign currency forward contracts and collateral arrangements relating thereto, and collateral arrangements with respect to futures contracts and options thereon and with respect to the writing of options and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets subject to this restriction.



     4. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (determined at the time of the investment) would be invested in a single industry.


     5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

     6. Buy or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options thereon, and forward foreign currency exchange contracts.

     7. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

     8. Make investments for the purpose of exercising control or management.

     9. Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.

    10. Make loans, except through (i) repurchase agreements and (ii) loans of portfolio securities limited to 33 1/3% of the Fund's total assets.

    11. Purchase more than 10% of all outstanding voting securities of any one issuer.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.


                             MANAGEMENT OF THE FUND



                                     POSITION                         PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)             WITH FUND                         DURING PAST 5 YEARS
------------------------             ---------                        ---------------------
Saul K. Fenster (67)          Director                 President (since December 1978), New Jersey
                                                        Institute of Technology; Commissioner (since 1998)
                                                        of the Middle States Association, Commission on
                                                        Higher Education; member (since 1985) of the New
                                                        Jersey Commission on Science and Technology;
                                                        formerly a director or trustee (1987-1999) of the
                                                        New Jersey State Chamber of Commerce, the Society
                                                        of Manufacturing Engineering Education Foundation,
                                                        the Research and Development Council of New
                                                        Jersey, Prosperity New Jersey, Inc., the Edison
                                                        Partnership, National Action Council of Minorities
                                                        in Engineering and IDT Corporation.
Delayne Dedrick Gold (63)     Director                 Marketing and Management Consultant.
*Robert F. Gunia (53)         Vice President and       Executive Vice President and Chief Administrative
                               Director                 Officer (since June 1999) of Prudential
                                                        Investments; Executive Vice President and
                                                        Treasurer (since December 1996) of Prudential
                                                        Investments Fund Management LLC (PIFM); President
                                                        (since April 1999) of Prudential Investment
                                                        Management Services LLC (PIMS); formerly Corporate
                                                        Vice President (September 1997 - March 1999) of
                                                        The Prudential Insurance Company of America
                                                        (Prudential); Senior Vice President (March 1987 -
                                                        May 1999) of Prudential Securities Incorporated
                                                        (Prudential Securities); and Chief Administrative
                                                        Officer (July 1990 - September 1996), Director
                                                        (January 1989 - September 1996), and Executive
                                                        Vice President, Treasurer and Chief Financial
                                                        Officer (June 1987 - September 1996) of Prudential
                                                        Mutual Fund Management, Inc.
Douglas H. McCorkindale (61)  Director                 Chairman (since June 2000) and President (since
                                                        September 1997) of Gannett Co. Inc. (publishing
                                                        and media); President and Chief Executive Officer
                                                        (since August 2000) of Central Newspapers Inc.;
                                                        formerly Vice Chairman (March 1984 - May 2000) of
                                                        Gannett Co. Inc.; Director of Continental
                                                        Airlines, Inc., Gannett Co. Inc. and Global
                                                        Crossing Ltd.

                                     POSITION                         PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)             WITH FUND                         DURING PAST 5 YEARS
------------------------             ---------                        ---------------------
W. Scott McDonald, Jr. (63)   Director                 Vice President (since 1997) of Kaludis Consulting
                                                        Group, Inc., a Sallie Mae company serving higher
                                                        education; formerly Principal (1995 - 1997) of
                                                        Scott McDonald & Associates; Chief Operating
                                                        Officer (1991-1995) of Fairleigh Dickinson
                                                        University and Executive Vice President and Chief
                                                        Operating Officer (1975 - 1991) of Drew
                                                        University; Interim President (1988 - 1990), Drew
                                                        University; and a founding director of School,
                                                        College and University Underwriters Ltd.
Thomas T. Mooney (58)         Director                 President of the Greater Rochester Metro Chamber of
                                                        Commerce; former Rochester City Manager; former
                                                        Deputy Monroe County Executive; Trustee of Center
                                                        for Governmental Research, Inc.; Director of Blue
                                                        Cross of Rochester, Monroe County Water Authority
                                                        and Executive Service Corps of Rochester.
Stephen P. Munn (58)          Director                 Chairman (since January 1994), Director and
                                                        President (since 1988) and Chief Executive Officer
                                                        (1988 - December 1993) of Carlisle Companies
                                                        Incorporated (manufacturer of industrial
                                                        products).
*David R. Odenath, Jr. (43)   Vice President and       Officer in Charge, President, Chief Executive
                               Director                 Officer and Chief Operating Officer (since June
                                                        1999), PIFM; Senior Vice President (since
                                                        June 1999), Prudential; formerly Senior Vice
                                                        President (August 1993 - May 1999), PaineWebber
                                                        Group, Inc.
Richard A. Redeker (57)       Director                 Formerly President, Chief Executive Officer and
                                                        Director (October 1993 - September 1996)
                                                        Prudential Mutual Fund Management, Inc.; Executive
                                                        Vice President, Director and Member of the
                                                        Operating Committee (October 1993 - September
                                                        1996). Prudential Securities, Director (October
                                                        1993 - September 1996) Prudential Securities
                                                        Group, Inc., Executive Vice President (January
                                                        1994 - September 1996), Director (January 1994 -
                                                        September 1996), Prudential Mutual Fund
                                                        Distributors, Inc. and Prudential Mutual Fund
                                                        Services, Inc. and Senior Executive Vice President
                                                        and Director (September 1978 - September 1993) of
                                                        Kemper Financial Services, Inc.
Robin B. Smith (60)           Director                 Chairman and Chief Executive Officer (since August
                                                        1996), formerly President and Chief Executive
                                                        Officer (January 1988 - August 1996) and
                                                        President and Chief Operating Officer (September
                                                        1981 - December 1988) of Publishers Clearing
                                                        House; Director of BellSouth Corporation, Texaco
                                                        Inc., Springs Industries Inc. and Kmart
                                                        Corporation.
*John R. Strangfeld (46)      President and Director   Chief Executive Officer (since October 2000),
                                                        Prudential Securities; formerly Chief Executive
                                                        Officer, Chairman, President and Director (January
                                                        1990 - September 2000) of The Prudential
                                                        Investment Corporation, Executive Vice President
                                                        (since February 1998), Prudential Global Asset
                                                        Management Group of Prudential, and Chairman
                                                        (since August 1989), Pricoa Capital Group;
                                                        formerly various positions to Chief Executive
                                                        Officer (November 1994 - December 1998), Private
                                                        Asset Management Group of Prudential and Senior
                                                        Vice President (January 1986 - August 1989),
                                                        Prudential Capital Group, a unit of Prudential.

                                     POSITION                         PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)             WITH FUND                         DURING PAST 5 YEARS
------------------------             ---------                        ---------------------
Louis A. Weil, III (59)       Director                 Formerly Chairman (January 1999 - July 2000),
                                                        President and Chief Executive Officer (January
                                                        1996 - July 2000) and Director (September 1991 -
                                                        July 2000) of Central Newspapers, Inc.; Chairman
                                                        of the Board (January 1996 - July 2000),
                                                        Publisher and Chief Executive Officer (August
                                                        1991 - December 1995) of Phoenix Newspapers, Inc.;
                                                        Publisher (May 1989 - March 1991) of Time
                                                        Magazine; and President, Publisher & Chief
                                                        Executive Officer (February 1986 - August 1989) of
                                                        The Detroit News and member of the Advisory Board,
                                                        Chase Manhattan Bank-Westchester.
Clay T. Whitehead (62)        Director                 President of National Exchange Inc. (new business
                                                        development firm) (since May 1983).
Grace C. Torres (41)          Treasurer and Principal  First Vice President (since December 1996) of PIFM;
                               Financial and            First Vice President (since March 1993) of
                               Accounting Officer       Prudential Securities; formerly First Vice
                                                        President (March 1994 - September 1996) of
                                                        Prudential Mutual Fund Management, Inc.
Marguerite E.H. Morrison      Secretary                Department Vice President and Chief Legal Officer
(44)                                                    (since August 2000) of the Mutual Funds Law
                                                        Division of Prudential; formerly Vice President
                                                        and Associate General Counsel (December 1996 -
                                                        July 2000) of PIFM; Vice President and Associate
                                                        General Counsel of Prudential Securities and Vice
                                                        President and Associate General Counsel (June
                                                        1991 - September 1996) of Prudential Mutual Fund
                                                        Management, Inc.
William V. Healey (47)        Assistant Secretary      Vice President and Associate General Counsel (since
                                                        August 1998) of Prudential Chief Legal Officer of
                                                        Prudential Investments, a business unit of
                                                        Prudential; Director, ICI Mutual Insurance Company
                                                        (since June 1999); formerly Associate General
                                                        Counsel of The Dreyfus Corporation (Dreyfus), a
                                                        subsidiary of Mellon Bank, N.A. (Mellon Bank), and
                                                        an officer and/or director of various affiliates
                                                        of Mellon Bank and Dreyfus.


------------
 * "Interested" Director, as defined in the Investment Company Act, by reason of his or her affiliation with Prudential, Prudential Securities or PIFM.

** The address of the Directors and officers is c/o Prudential Investments Fund
   Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

    The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser and Distributor, decide upon matters of general policy. The Directors also review the actions of the Fund's officers, who conduct and supervise the daily business operations of the Fund.


    Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager. The Fund currently pays each of its Directors who is not an affiliated person of PIFM or the investment adviser annual compensation of $1,725, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on the boards of which the Director may be asked to serve.



    Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Directors' fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of any Prudential mutual fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.


    The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended October 31, 2000 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the boards of all other investment companies managed by PIFM (Fund Complex) for the calendar year ended December 31, 1999.


                               COMPENSATION TABLE


                                                              TOTAL 1999
                                                             COMPENSATION
                                  AGGREGATE              PAID TO BOARD MEMBERS
                                 COMPENSATION                  FROM FUND
NAME OF DIRECTOR                  FROM FUND                     COMPLEX
----------------                 ------------            ---------------------
Edward D. Beach (++)                $1,725                  $ 142,500(43/70)*
Saul K. Fenster (+++)               $ --                    $   35,000(5/21)*
Delayne Dedrick Gold                $1,725                  $ 144,500(43/70)*
Robert F. Gunia (+)                   --                         None
Douglas H. McCorkindale**           $1,725                  $  80,000(24/49)*
W. Scott McDonald, Jr.
 (+++)                              $ --                    $   35,000(5/21)*
Thomas T. Mooney**                  $1,725                  $ 129,500(35/75)*
Stephen P. Munn                     $1,725                  $  62,250(29/53)*
David R. Odenath, Jr. (+)             --                         None
Richard A. Redeker                  $1,725                  $  95,000(29/53)*
Robin B. Smith**                    $1,725                  $  96,000(32/44)*
John R. Strangfeld (+)                --                         None
Louis A. Weil, III                  $1,725                  $  96,000(29/53)*
Clay T. Whitehead                   $1,725                  $  77,000(38/66)*


------------
  * Indicates number of funds/portfolios in Fund Complex to which aggregate compensation relates.
 ** Total compensation from all funds in the Fund Complex for the calendar year ended December 31, 1999 includes amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total compensation amounted to approximately $97,916, $135,102 and $156,478 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.
  + Directors who are "interested" do not receive compensation from the Fund or any fund in the Fund Complex.
 ++ Mr. Beach retired on December 31, 1999.

+++ Messrs. Fenster and McDonald joined the Board of Directors in August 2000.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.


    As of           , 2000, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund.



    As of           , 2000, beneficial owners, directly or indirectly, of more than 5% of any class of shares of the Fund were:



                                                                                          NUMBER OF SHARES
NAME                                        ADDRESS                      CLASS              (% OF CLASS)
----                              ---------------------------   -----------------------   ----------------
Oakbrook Realty & Investments     1000 Royce Blvd                    Z                          -- (--%)
 LLC                              Oakbrook, IL 60181-4809



    As of           , 2000, Prudential Securities was the record holder for
other beneficial owners of        Class A shares (approximately    % of such
shares outstanding),        Class B shares (approximately    % of such shares
outstanding),        Class C shares (approximately    % of such shares
outstanding) and        Class Z shares (approximately    % of such shares
outstanding) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) MANAGER AND INVESTMENT ADVISER


    The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the
Fund is Managed--Manager" in the Prospectus of the Fund. As of            2000,
PIFM managed and/or administered open-end and closed-end management investment
companies with assets of approximately $      . According to the Investment
Company Institute, as of June 30, 2000, the Prudential mutual funds were the 22nd largest family of mutual funds in the United States.



    Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PIFM, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.



    Pursuant to the Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM has hired Jennison Associates LLC (Jennison, the investment adviser or the Subadviser), to provide subadvisory services to the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.



    For its services PIFM receives, pursuant to the Management Agreement, a fee at an annual rate of .60 of 1% of the Fund's average daily net assets up to $1 billion and .55 of 1% of the Fund's average daily net assets over $1 billion. Until January 1, 2000, PIFM received a management fee at the annual rate of .60 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of a Fund (including the fees of PIFM, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, the compensation due to PIFM will be reduced by the amount of such excess. Reductions in excess of the total compensation payable to PIFM will be paid by PIFM to the Fund. No jurisdiction currently limits the Fund's expenses.


    In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

    (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's subadviser;

    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of a Fund's business, other than those assumed by the Fund as described below; and


    (c) the costs and expenses payable to the investment adviser pursuant to the Subadvisory Agreement between PIFM and the investment adviser (the Subadvisory Agreement).



    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated with PIFM or the Fund's Subadviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions,
(f) all taxes and corporate fees payable by the Fund to governmental agencies,
(g) the fees of any trade associations of which the Fund may be a member,
(h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organization expenses of the Fund and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders,
(l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution fees.

    The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.


    For the fiscal years ended October 31, 2000, 1999 and 1998, PIFM received
management fees of       , $1,202,452 and $772,662, respectively, from the Fund.



    PIFM has entered into an interim Subadvisory Agreement with Jennison, a wholly-owned subsidiary of The Prudential Investment Corporation (PI). The Subadvisory Agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, Jennison, subject to the supervision of PIFM, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment program and policies. Jennison determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement. PI was the Fund's subadviser until August 2000 and PI formerly was paid by PIFM for the reasonable costs and expenses incurred by PI in furnishing these services. Effective January 1, 2000, PI was paid by PIFM at an annual rate of .30 of 1% of the Fund's average daily net assets. Jennison will be paid at this rate only upon shareholder approval of the new Subadvisory Agreement, which has been submitted for vote at a meeting to be held in January 2001.



    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The interim Subadvisory Agreement will continue in effect for a period of up to 150 days from its effectiveness on August 24th, 2000, until a new subadvisory agreement is approved by a majority of the Fund's outstanding voting securities. If this occurs, the new subadvisory agreement, like the interim Subadvisory Agreement, will provide that it will terminate in the event of its assignment (as defined in the Investment Company
Act) or upon termination of the Management Agreement. The Fund, PIFM or Jennison will be able to terminate the new subadvisory agreement upon not more than 60 days', nor less than 30 days', written notice. Once approved by the Fund's shareholders, that subadvisory agreement will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.


(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS


    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. See "How the Fund is Managed -- Distributor" in the Prospectus.


    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the Investment Company Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor incurs the expenses of distributing the Class Z shares under the Distribution Agreement with the Fund, none of which are reimbursed by or paid for by the Fund.

    The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

    Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

    The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.


    CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution-related fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending October 31, 2001 and contractually limited its distribution-related fees for the fiscal year ended October 31, 2000 to .25 of 1% of the average daily net assets of the Class A shares.



    For the fiscal year ended October 31, 2000, the Distributor received
payments of $     under the Class A Plan and spent approximately $     in
distributing the Class A shares. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell
Class A shares. For the fiscal year ended October 31, 2000, the Distributor also
received approximately $     in initial sales charges attributable to Class A
shares.


    CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of up to 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide that (1) .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively, may be paid as a service fee and (2) .75 of 1% (not including the service fee) may be paid for distribution-related expenses with respect to the Class B and Class C shares, respectively (asset-based sales charge). The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, initial sales charges.


    CLASS B PLAN. For the fiscal year ended October 31, 2000, the Distributor
received $       from the Fund under the Class B Plan and spent approximately
$      in distributing the Fund's Class B shares. It is estimated that of the
latter total amount, approximately   % (    ) was spent on printing and mailing
of prospectuses to other than current shareholders;    % ($     ) was spent on
compensation to broker-dealers for commissions to representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and
   % ($       ) on the aggregate of (1) payments of commissions and account
servicing fees to financial advisers (   % or $     ) and (2) an allocation on
account of overhead and other branch office distribution-related expenses (   %
or $     ). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.



    The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended October 31, 2000, the Distributor received approximately
$     in contingent deferred sales charges attributable to Class B shares.



    CLASS C PLAN. For the fiscal year ended October 31, 2000, the Distributor
received $     under the Class C Plan and spent approximately $     in
distributing Class C shares. It is estimated that of the latter total amount,
approximately   % ($  ) was spent on printing and mailing of prospectuses to
other than current shareholders;   % ($   ) on compensation to broker-dealers
for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses incurred for
distribution of Fund shares; and    % ($     ) on the aggregate of (1) payments
of commissions and account servicing fees to financial advisers (   % or $     )
and (2) an allocation on account of overhead and other branch office
distribution-related expenses (   % or $    ).

    The Distributor also receives an initial sales charge and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 2000, the Distributor
received approximately $   in contingent deferred sales charges attributable to
Class C shares. For the fiscal year ended October 31, 2000, the Distributor also
received approximately $    in initial sales charges attributable to Class C
shares.


    Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

    The Class A, Class B and Class C Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 60 days', nor less than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

    In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distributes shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES

    PIFM may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution fees for the Class A shares as described above. Fee waivers and subsidies will increase the Fund's total return.

NASD MAXIMUM SALES CHARGE RULE

    Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

(c) OTHER SERVICE PROVIDERS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.

    PMFS, 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $9.00, a new account set-up fee of $2.00 for each manually established account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.



             1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.



CODE OF ETHICS



    The Board of Directors of the Fund has adopted a Code of Ethics. In addition, PIFM, PI, Jennison and PIMS have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.



                    BROKERAGE ALLOCATION AND OTHER PRACTICES


    The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the Subadviser. Broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. On foreign securities exchanges, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates.


    Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. A Fund will not deal with Prudential Securities or any affiliate in any transaction in which Prudential Securities or any affiliate acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with Prudential Securities if execution involves Prudential Securities' acting as principal with respect to any part of a Fund's order.


    In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

    When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

    The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provides a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.

    When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are renewed periodically by the Fund's Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities, or an affiliate during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

    Subject to the above considerations, Prudential Securities (or any affiliate) may act as a securities broker or futures commission merchant for the Fund. In order for Prudential Securities (or any affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities (or any affiliate) must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow Prudential Securities (or any affiliate) to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities (or any affiliate) are consistent with the foregoing standard. In accordance with Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for a Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to a Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law.

    Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

    The table below sets forth information concerning the payment of commissions by the Fund, including the amount of such commissions paid to Prudential Securities for the fiscal periods ended October 31, 2000.



                                                               FISCAL             FISCAL              FISCAL
                                                             YEAR ENDED         YEAR ENDED          YEAR ENDED
                                                          OCTOBER 31, 2000   OCTOBER 31, 1999    OCTOBER 31, 1998
                                                          ----------------   -----------------   -----------------
Total brokerage commissions paid by the Fund............     $                  $2,883,176           $414,498
Total brokerage commissions paid to Prudential
 Securities and its foreign affiliates..................     $                  $   35,000           $  7,744
Percentage of total brokerage commissions paid to
 Prudential Securities and its foreign affiliates.......               %              1.20%               1.9%



    The Fund effected    % of the total dollar amount of its transactions
involving the payment of commissions through Prudential Securities during the year ended October 31, 2000. Of the total brokerage commissions paid during that
period, $    (or   %) were paid to firms which provide research, statistical or other services to PIFM. PIFM has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.



    The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the Investment Company Act) and their parents at October 31, 2000. As of October 31, 2000, the Fund held securities of Bear, Stearns & Co., Inc., Goldman, Sachs & Co., Morgan (J.P.)
Securities, Inc., and Salomon Smith Barney, Inc. in the amounts of $      ,
$      , $      and $      , respectively.


               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

    The Fund is authorized to issue 2 billion shares of common stock, $.001 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock. Of the authorized shares of common stock of the Fund, 1 billion shares consist of Class A common stock, 500 million shares consist of Class B common stock, 300 million shares consist of Class C common stock and 200 million shares consist of Class Z common stock. Each class of common stock of the Fund represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

    The Board of Directors may increase or decrease the number of authorized shares without the approval of shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class of common stock is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares (with the exception of Class Z shares, which are not subject to any distribution and/or service fees). Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/ or service fees. The Fund's shares do not have cumulative voting rights for the election of Directors.

    The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

    Shares of a Fund may be purchased at a price equal to the next determined net asset value per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at net asset value without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus.


    PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential U.S. Emerging Growth Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).


    If you arrange for receipt by State Street of Federal Funds prior to the calculation of NAV (4:15 P.M., New York time), on a business day, you may purchase shares of the Fund as of that day.


    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential U.S. Emerging Growth Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.


ISSUANCE OF FUND SHARES FOR SECURITIES

    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold with a maximum sales charge of 5%, Class C* shares are sold with a 1% sales charge and Class B* and Class Z shares are sold at net asset value. Using the net asset value of the Fund at October 31, 2000, the maximum offering price of the Fund's shares is as follows:



CLASS A
Net asset value and redemption price per Class A share......      $
Maximum sales charge (5% of offering price).................
                                                                  ------
Maximum offering price to public............................      $
                                                                  ======
CLASS B
Net asset value, redemption price and offering price to
 public per Class B share*..................................      $
                                                                  ======
CLASS C
Net asset value and redemption price per Class C share*.....      $
Sales charge (1% of offering price).........................
                                                                  ------
Offering price to public....................................      $
                                                                  ======

CLASS Z
Net asset value, offering price and redemption price per
 Class Z share..............................................      $
                                                                  ======


------------
 * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

SELECTING A PURCHASE ALTERNATIVE

    The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

    If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

    If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

    If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution related fee on Class A shares would be less than those of the Class B and Class C shares.

    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

    If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

    BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.


    OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent, by:


    - officers of the Prudential Mutual Funds (including the Fund),

    - employees of the Distributor, Prudential Securities, PIFM and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent,


    - employees of subadvisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer,


    - Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries,

    - members of the Board of Directors of Prudential,

    - real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent,

    - registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer,

    - investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
      (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 or 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase,

    - investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution,

    - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs), and

    - orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket" programs).

    Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

    For an investor to obtain any reduction or waiver of the initial sales charges, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.


    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of a Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares--Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.


    An eligible group of related Fund investors includes any combination of the following:

    - an individual
    - the individual's spouse, their children and their parents
    - the individual's and spouse's Individual Retirement Account (IRA)
    - any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)
    - a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children
    - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse
    - one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.


    LETTERS OF INTENT. Reduced sales charges are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential mutual funds (Investment Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at net asset value by entering into a Letter of Intent.



    For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and through your broker will not be aggregated to determine the reduced sales charge.



    An Investment Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the investor. The effective date of an Investment Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.



    The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not satisfied within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.


    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

CLASS B SHARES

    The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares-- Contingent Deferred Sales Charge" below.

    The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons which sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

    The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

    BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

    INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through an ADVANTAGE Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify the Transfer Agent directly or through your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.

CLASS Z SHARES

    BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

    MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

    - Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

    - Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

    OTHER TYPES OF INVESTORS. Class Z shares also are available for purchase by the following categories of investors:


    - certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option



    - current and former Director/Trustees of the Prudential mutual funds (including the Fund)


    - Prudential, with an investment of $10 million or more.

    In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finders' fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

RIGHTS OF ACCUMULATION


    Reduced sales charges are also available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of the Prudential mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (net asset value plus maximum sales charge) as of the previous business day.


    The Distributor or the Transfer Agent must be notified at the time of purchase that the shareholder is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

SALE OF SHARES

    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (that is, 4:15 P.M., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

    If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.


    If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services, LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, the Distributor, or to your broker.


    SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or
(4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.

    REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

    INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

    90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

CONTINGENT DEFERRED SALES CHARGE

    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (one year for Class C shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

    The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                              CONTINGENT DEFERRED SALES
                                                               CHARGE AS A PERCENTAGE
                    YEAR SINCE PURCHASE                        OF DOLLARS INVESTED OR
                        PAYMENT MADE                             REDEMPTION PROCEEDS
                        ------------                             -------------------
First.......................................................             5.0%
Second......................................................             4.0%
Third.......................................................             3.0%
Fourth......................................................             2.0%
Fifth.......................................................             1.0%
Sixth.......................................................             1.0%
Seventh.....................................................             None

    In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years for Class B shares and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

    For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

    WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

    The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800)353-2847.


    Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.


    SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

    In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

    You must notify the Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

    In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.

CATEGORY OF WAIVER                              REQUIRED DOCUMENTATION
Death                                           A copy of the shareholder's death certificate or,
                                                in the case of a trust, a copy of the grantor's
                                                death certificate, plus a copy of the trust
                                                agreement identifying the grantor.

Disability - An individual will be              A copy of the Social Security Administration award
considered disabled if he or she is             letter or a letter from a physician on the
unable to engage in any substantial             physician's letterhead stating that the shareholder
gainful activity by reason of any               (or, in the case of a trust, the grantor (a copy of
medically determinable physical or              the trust agreement identifying the grantor will be
mental impairment which can be expected         required as well)) is permanently disabled. The
to result in death or to be of                  letter must also indicate the date of disability.
long-continued and indefinite duration.

Distribution from an IRA or 403(b)              A copy of the distribution form from the custodial
Custodial Account                               firm indicating (i) the date of birth of the
                                                shareholder and (ii) that the shareholder is over
                                                age 59 and is taking a normal distribution--signed
                                                by the shareholder.

Distribution from Retirement Plan               A letter signed by the plan administrator/trustee
                                                indicating the reason for the distribution.

Excess Contributions                            A letter from the shareholder (for an IRA) or the
                                                plan administrator/ trustee on company letterhead
                                                indicating the amount of the excess and whether or
                                                not taxes have been paid.

    The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

    WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

    BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE--CLASS B SHARES

    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

    Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account
(2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares were subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT

    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.

    AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at net asset value by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the net asset value per share next determined after receipt of the check by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.


    EXCHANGE PRIVILEGE. The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.


    It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in noncertificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

    If you hold certificates, the certificates must be returned in order for the shares to be exchanged.


    You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157,
Philadelphia, PA 19101.


    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.


    CLASS A. Shareholders of the Fund may exchange their Class A shares for shares of certain other Prudential mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.


    The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
         (California Money Market Series)

       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)


       Prudential Municipal Series Fund
         (New Jersey Money Market Series)
         (New York Money Market Series)


       Prudential MoneyMart Assets, Inc. (Class A shares)

       Prudential Tax-Free Money Fund, Inc.


    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Prudential Special Money Market Fund, Inc. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.


    Class B and Class C shares of the Fund may also be exchanged for shares of an eligible money market fund without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.


    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.


    SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares which are not subject to a CDSC held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise.

    Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

    Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged or Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.


    Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Fund's Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.


DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.

    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $14,000 at a private college and around $6,000 at a public university. Assuming these costs increase at a rate of 7% a year, as has been projected, for the freshman class of 2011, the cost of four years at a private college could reach $210,000 and over $90,000 at a public university.(1)

    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:                                   $100,000   $150,000   $200,000   $250,000
--------------------                                   --------   --------   --------   --------
25 Years.............................................   $  110     $  165     $  220     $  275
20 Years.............................................      176        264        352        440
15 Years.............................................      296        444        592        740
10 Years.............................................      555        833      1,110      1,388
 5 Years.............................................    1,371      2,057      2,742      3,428
See "Automatic Investment Plan."

------------

    (1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges, 1993. Average costs for private institutions include tuition, fees, room and board for the 1993-1994 academic year.

    (2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of a Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

    AUTOMATIC INVESTMENT PLAN (AIP). Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of a Fund monthly by authorizing his or her bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.

    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders through the Transfer Agent, the Distributor or your broker. Such withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC.

    In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan.

    The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

    Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

    TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                          TAX-DEFERRED COMPOUNDING(1)

CONTRIBUTIONS                           PERSONAL
MADE OVER:                              SAVINGS                   IRA
-------------                           --------                --------
10 years................                $ 26,165                $ 31,291
15 years................                  44,676                  58,649
20 years................                  68,109                  98,846
25 years................                  97,780                 157,909
30 years................                 135,346                 244,692

------------

(1)The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS


    From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. A Fund may waive or reduce the minimum initial investment requirements in connection with such a program.


    The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE

    The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Board of Directors has fixed the specific time of day for the computation of the Fund's net asset value to be as of 4:15 P.M., New York time. The Fund will compute its net asset value at 4:15 P.M., New York time, on each day the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect net asset value. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:15 P.M., New York time. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


    Under the Investment Company Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and NASDAQ National Market System securities (other than options on stock and stock indexes) are valued at the last sales price of such exchange system on the day of valuation, or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or principal market maker which uses information with respect to transactions in bonds, quotations from bond dealers, agency ratings, market transactions in comparable securities and various relationships between securities in determining value. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager in consultation with the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by principal market makers or independent pricing agents. Options on stock and stock indexes traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on the respective exchange and futures contracts and options thereon are valued at their last sale prices as of the close of the trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Quotations of foreign securites in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.


    Securities or other assets for which reliable market quotations are not readily available, or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgement of the Manager or Subadviser (or Valuation Committee or Board of Directors), does not represent fair value are valued by the Valuation Committee or Board in consultation with the Manager and Subadviser, including its portfolio manager, traders, and its research and credit analysts, on the basis of the following factors: cost of the security, transactions in comparable securities, relationships among various securities and such other factors as may be determined by the Manager, Subadviser, Board of Directors or Valuation Committee to materially affect the value of the security. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless this is determined by the Board of Directors not to represent fair value. Short-term securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or principal market maker.

    Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that Class Z shares are not subject to any distribution and/or service fee.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

    The Fund is qualified as, intends to remain qualified as, and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of the Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.


    Qualification of the Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.

    Gains or losses on sales of securities by the Fund will generally be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

    Certain futures contracts and certain listed options (referred to as Section 1256 Contracts) held by the Fund will be required to be "marked to market" for federal income tax purposes at the end of the Fund's taxable year; that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, 60% of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

    Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions which are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a "straddle", the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.

    Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares.

    Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.

    Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. In addition, dividends and capital gains distributions also may be subject to state and local income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

    Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Net capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder.

    Dividends received by corporate shareholders are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts (described above) and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

    The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior calendar year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

    The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). PFICs are foreign corporations that, in general, meet either of the following tests: (a) at least 75% of its gross income is passive or
(b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year, the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its PRO RATA share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. The Fund does not expect to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders any foreign income taxes paid.

    Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                            PERFORMANCE INFORMATION

    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

    Average annual total return is computed according to the following formula:

                         P(1+T)TO THE POWER OF n = ERV

Where: P = a hypothetical initial payment of $1,000.
       T = average annual total return.
       n = number of years.
       ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

    Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon redemption.


    Below are the average annual total returns for the Fund's share classes for the periods ended October 31, 2000.



                                                                       SINCE
                                     1 YEAR    5 YEARS    10 YEARS   INCEPTION
                                    --------   --------   --------   ---------
Class A...........................               N/A        N/A                  (12-31-96)
Class B...........................               N/A        N/A                  (12-31-96)
Class C...........................               N/A        N/A                  (12-31-96)
Class Z...........................               N/A        N/A                  (12-31-96)


    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    -------
                                       P

Where: P = a hypothetical initial payment of $1,000.
       ERV = ending redeemable value at the end of the 1, 5 or 10 year periods
             (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods.

    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


    Below are the aggregate total returns for the Fund's share classes for the periods ended October 31, 2000.



                                                                      SINCE
                                    1 YEAR    5 YEARS    10 YEARS   INCEPTION
                                   --------   --------   --------   ---------
Class A..........................               N/A        N/A                  (12-31-96)
Class B..........................               N/A        N/A                  (12-31-96)
Class C..........................               N/A        N/A                  (12-31-96)
Class Z..........................               N/A        N/A                  (12-31-96)



    ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

    From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed-income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.



    Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PERFORMANCE
COMPARISON OF DIFFERENT
TYPES OF INVESTMENTS
OVER THE LONG TERM
(12/31/1925-12/31/1999)
Common Stocks            Long-Term Gov't. Bonds  Inflation
11.4%                                      5.1%       3.1%

------------

    (1)Source: Ibbotson Associates. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

PORTFOLIO OF INVESTMENTS AS
OF OCTOBER 31, 1999             PRUDENTIAL EMERGING GROWTH FUND, INC.
------------------------------------------------------------

SHARES       DESCRIPTION                    VALUE (NOTE 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--95.7%
COMMON STOCKS
------------------------------------------------------------
ADVERTISING--2.3%
  55,000     TMP Worldwide, Inc.(a)                $  3,434,062
  80,700     Young & Rubicam, Inc.                    3,692,025
                                                   ------------
                                                      7,126,087
------------------------------------------------------------
APPAREL--0.2%
  26,500     Tommy Hilfiger Corp.(a)                    748,625
------------------------------------------------------------
BROADCASTING--5.7%
  37,100     Gemstar International Group Ltd.(a)      3,223,062
  33,700     Pegasus Communications Corp.(a)          1,491,225
  57,700     Sinclair Broadcast Group, Inc.(a)          577,000
  51,100     Spanish Broadcasting Systems,
                Inc.(a)                               1,360,538
  70,600     TV Guide, Inc.(a)                        3,715,325
  39,900     Univision Communications, Inc.(a)        3,393,994
  92,200     USA Networks, Inc.(a)                    4,154,762
                                                   ------------
                                                     17,915,906
------------------------------------------------------------
CABLE & PAY TELEVISION SYSTEMS--4.9%
  59,800     Adelphia Communications Corp.(a)         3,266,575
  64,300     Cablevision Systems Corp.(a)             4,344,269
  54,800     EchoStar Communications Corp.
                (Class A)(a)                          3,390,750
  50,200     UnitedGlobalCom, Inc. (Class A)(a)       4,367,400
                                                   ------------
                                                     15,368,994
------------------------------------------------------------
COMMERCIAL SERVICES--1.2%
  15,700     Lason Holdings, Inc.(a)                    583,353
  76,900     Profit Recovery Group Int'l.,
                Inc.(a)                               3,167,319
                                                   ------------
                                                      3,750,672
------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES--24.5%
   6,100     Akamai Technologies, Inc.(a)               885,644
  17,600     Apple Computer, Inc.(a)                  1,410,200
  16,800     AppNet, Inc.(a)                            731,850
  68,800     At Home Corp.(a)                      $  2,571,400
   6,500     Breakaway Solutions, Inc.(a)               345,719
  26,300     C-NET, Inc.(a)                           1,241,031
 153,300     CBT Group PLC (Ireland) (ADR)(a)         3,161,812
 156,900     Checkfree Holdings Corp.(a)              5,864,137
  23,400     Citrix Systems, Inc.(a)                  1,500,525
   4,000     Data Return Corp.(a)                        60,250
  65,000     Digital River, Inc.(a)                   1,474,688
  46,126     DST Systems, Inc.(a)                     2,937,650
  33,300     Electronic Arts, Inc.(a)                 2,691,056
  13,400     Inktomi Corp.(a)                         1,359,263
  39,910     Internet Capital Group, Inc.(a)          4,644,526
  21,100     Intertrust Technologies Corp.(a)         1,149,950
 119,300     Intuit, Inc.(a)                          3,474,612
   4,100     JNI Corp.(a)                               219,094
  39,700     Media Metrix, Inc.(a)                    1,860,938
  20,000     MicroStrategy, Inc.(a)                   1,932,500
  45,000     Network Solutions, Inc.(a)               5,332,500
 141,000     Novell, Inc.(a)                          2,828,812
  81,600     Parametric Technology Corp.(a)           1,555,500
   9,700     Phone.com, Inc.(a)                       1,993,350
   9,300     Proxicom, Inc.(a)                          713,775
  68,300     Rational Software Corp.(a)               2,919,825
  20,500     RealNetworks, Inc.(a)                    2,248,594
  86,800     RSA Security, Inc.(a)                    3,081,400
  62,700     Safeguard Scientifics, Inc.(a)           5,274,637
  40,100     SanDisk Corp.(a)                         2,431,063
 166,100     SunGard Data Systems, Inc.(a)            4,059,069
  88,900     Technology Solutions Co.(a)              1,822,450
  76,600     Whittman-Hart, Inc.(a)                   2,944,312
                                                   ------------
                                                     76,722,132
------------------------------------------------------------
DATA PROCESSING & REPRODUCTION--1.5%
  98,500     CSG Systems International, Inc.(a)       3,379,781
 169,000     Informix Corp.(a)                        1,288,625
                                                   ------------
                                                      4,668,406

--------------------------------------------------------------------------------
See Notes to Financial Statements.    B-47

PORTFOLIO OF INVESTMENTS AS
OF OCTOBER 31, 1999               PRUDENTIAL EMERGING GROWTH FUND, INC.
------------------------------------------------------------

SHARES       DESCRIPTION                    VALUE (NOTE 1)
------------------------------------------------------------
DIVERSIFIED INDUSTRIES--1.3%
  35,000     Kulicke & Soffa Industries, Inc.(a)   $  1,030,313
  51,100     Waters Corp.(a)                          2,714,687
  29,700     WESCO International, Inc.(a)               233,888
                                                   ------------
                                                      3,978,888
------------------------------------------------------------
ELECTRONICS--18.5%
  50,100     Altera Corp.(a)                          2,436,113
  62,200     Analog Devices, Inc.(a)                  3,304,375
   4,800     Chartered Semiconductor
                Manufacturing, Ltd. (Singapore)
                (ADR)(a)                                159,300
 118,700     Cognex Corp.(a)                          3,553,581
  47,700     Conexant Systems, Inc.(a)                4,453,987
  39,000     Dallas Semiconductor Corp.               2,296,125
  62,800     Electroglas, Inc.(a)                     1,732,888
  20,000     Etec Systems, Inc.(a)                      763,750
  17,300     Jabil Circuit, Inc.(a)                     903,925
  43,600     KLA Tencor Corp.(a)                      3,452,575
  92,200     Lattice Semiconductor Corp.(a)           3,261,575
  45,000     Lexmark International Group,
                Inc.(a)                               3,512,813
  51,900     LSI Logic Corp.(a)                       2,760,431
  51,400     Maxim Integrated Products, Inc.(a)       4,057,387
  63,900     Micrel, Inc.(a)                          3,474,563
  25,500     National Semiconductor Corp.(a)            763,406
  24,900     SDL, Inc.(a)                             3,070,481
  60,500     Solectron Corp.(a)                       4,552,625
  57,700     Symbol Technologies, Inc.                2,293,575
  91,000     Teradyne, Inc.(a)                        3,503,500
  39,531     Texas Instruments, Inc.                  3,547,908
                                                   ------------
                                                     57,854,883
------------------------------------------------------------
ENTERTAINMENT--2.2%
  65,400     Imax Corp.(a)                            1,357,050
  71,800     Preview Travel, Inc.(a)                  2,189,900
  61,100     Royal Caribbean Cruises Ltd.             3,242,119
                                                   ------------
                                                      6,789,069
------------------------------------------------------------
FINANCIAL SERVICES--3.3%
  21,300     Hooper Holmes, Inc.                        572,438
  89,800     Knight/Trimark Group, Inc. (Class
                A)(a)                                 2,340,413
  38,400     Metris Companies, Inc.                   1,322,400
  62,500     Radian Group, Inc.                    $  3,300,781
  54,500     The PMI Group, Inc.                      2,827,187
                                                   ------------
                                                     10,363,219
------------------------------------------------------------
MANUFACTURING--0.9%
  79,200     Hasbro, Inc.                             1,633,500
  65,100     WestPoint Stevens, Inc.(a)               1,232,831
                                                   ------------
                                                      2,866,331
------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES--4.0%
  36,500     Forest Laboratories, Inc.(a)             1,674,437
  41,000     Human Genome Sciences, Inc.(a)           3,582,375
  27,193     Johnson & Johnson                        2,848,467
  23,362     Medical Manager Corp.(a)                 1,171,020
  13,000     MedImmune, Inc.(a)                       1,456,000
  40,000     QLT PhotoTherapeutics, Inc.(a)           1,695,000
                                                   ------------
                                                     12,427,299
------------------------------------------------------------
MEDICAL TECHNOLOGY--1.0%
  48,300     PE Corp.-PE Biosystems Group             3,133,463
------------------------------------------------------------
OIL & GAS EQUIPMENT--0.9%
  39,400     Cooper Cameron Corp.(a)                  1,524,287
  93,000     R & B Falcon Corp.(a)                    1,156,688
                                                   ------------
                                                      2,680,975
------------------------------------------------------------
OIL & GAS SERVICES--1.8%
  36,500     Apache Corp.                             1,423,500
  38,000     Devon Energy Corp.                       1,477,250
  68,100     Montana Power Co.                        1,936,594
  18,900     Smith International, Inc.(a)               653,231
                                                   ------------
                                                      5,490,575
------------------------------------------------------------
PHARMACEUTICALS--2.1%
   9,600     Express Scripts, Inc. (Class A)(a)         471,600
 105,200     Schein Pharmaceuticals, Inc.(a)            894,200
  44,800     Teva Pharmaceutical Industries Ltd.
                (Israel) (ADR)                        2,167,200
  93,800     Watson Pharmaceuticals, Inc.(a)          2,978,150
                                                   ------------
                                                      6,511,150

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-48

PORTFOLIO OF INVESTMENTS AS
OF OCTOBER 31, 1999               PRUDENTIAL EMERGING GROWTH FUND, INC.
------------------------------------------------------------

SHARES       DESCRIPTION                    VALUE (NOTE 1)
------------------------------------------------------------
RADIO & TELEVISION--1.7%
  48,300     Emmis Communications Corp.
                (Class A)(a)                       $  3,483,638
  79,300     Hearst-Argyle Television, Inc.(a)        1,610,781
   8,400     Young Broadcasting, Inc. (Class
                A)(a)                                   389,550
                                                   ------------
                                                      5,483,969
------------------------------------------------------------
RETAIL--3.6%
  97,000     BJ's Wholesale Club, Inc.(a)             2,988,812
 195,000     Blockbuster, Inc. (Class A)              2,364,375
  65,000     Dollar Tree Stores, Inc.(a)              2,831,563
  27,300     Fastenal Co.                               989,625
  33,300     Great Atlantic & Pacific Tea Co.,
                Inc.                                    951,131
  63,500     Luxottica Group S.p.A. (Italy)(ADR)      1,218,406
                                                   ------------
                                                     11,343,912
------------------------------------------------------------
TELECOMMUNICATIONS--13.6%
  67,600     ADC Telecommunications, Inc.(a)          3,223,675
  15,500     AirGate PCS, Inc.(a)                       775,000
 152,500     AT&T Corp. - Liberty Media(a)            6,052,344
  45,900     CIENA Corp.(a)                           1,617,975
  81,900     CommScope, Inc.(a)                       3,265,762
 121,900     Global TeleSystems Group, Inc.(a)        2,917,981
  66,000     Microcell Telecommunications,
                Inc.(a)                               1,254,000
  20,600     Millicom International Cellular
                S.A.(a)                                 695,250
  84,200     Powertel, Inc.(a)                        4,957,275
  84,700     RCN Corp.(a)                             4,055,012
   3,400     Sycamore Networks, Inc.(a)                 731,000
  69,900     Teleglobe, Inc.                          1,655,756
  41,800     Telephone and Data System, Inc.          4,817,450
   8,000     Triton PCS Holdings, Inc. (Class
                A)(a)                                   282,000
  61,700     Tut Systems, Inc.(a)                     2,059,238
  40,300     Viatel, Inc.(a)                          1,345,013
  56,900     Western Wireless Corp. (Class A)(a)      3,008,588
                                                   ------------
                                                     42,713,319
TRANSPORTATION/SHIPPING--0.5%
  36,200     Kansas City Southern Industries,
                Inc.                               $  1,717,238
                                                   ------------
             Total common stocks
                (cost $221,445,995)                 299,655,112
                                                   ------------
------------------------------------------------------------
 UNITS
--------
RIGHTS(a)
   6,240     Safeguard Pacific West Telecomm,
                Inc.                                          0
                                                   ------------
             Total long-term investments
                (cost $221,445,995)                 299,655,112
                                                   ------------
SHORT-TERM INVESTMENTS--7.1%
------------------------------------------------------------
PRINCIPAL AMOUNT
(000)
REPURCHASE AGREEMENT--7.1%
$ 22,202     Joint Repurchase Agreement Account,
                5.21%, 11/1/99
                (cost $22,202,000; Note 5)           22,202,000
                                                   ------------
------------------------------------------------------------
TOTAL INVESTMENTS--102.8%
             (cost $243,647,995; Note 4)            321,857,112
             Liabilities in excess of other
                assets--(2.8%)                       (8,700,371)
                                                   ------------
             Net Assets--100%                      $313,156,741
                                                   ------------
                                                   ------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-49

STATEMENT OF ASSETS AND LIABILITIES        PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------

ASSETS                                                                                                        OCTOBER 31, 1999
Investments, at value (cost $243,647,995).................................................................      $   321,857,112
Receivable for investments sold...........................................................................            4,966,576
Receivable for Fund shares sold...........................................................................            2,209,088
Deferred expenses and other assets........................................................................               56,209
Dividends and interest receivable.........................................................................               40,171
                                                                                                                ----------------
   Total assets...........................................................................................          329,129,156
                                                                                                                ----------------
LIABILITIES
Bank overdraft............................................................................................              669,696
Payable for investments purchased.........................................................................           13,960,197
Payable for Fund shares reacquired........................................................................              893,319
Distribution fee payable..................................................................................              179,940
Management fee payable....................................................................................              146,303
Accrued expenses..........................................................................................              122,960
                                                                                                                ----------------
   Total liabilities......................................................................................           15,972,415
                                                                                                                ----------------
NET ASSETS................................................................................................      $   313,156,741
                                                                                                                ----------------
                                                                                                                ----------------
Net assets were comprised of:
   Common stock, at par...................................................................................      $        16,588
   Paid-in capital in excess of par.......................................................................          208,474,304
                                                                                                                ----------------
                                                                                                                    208,490,892
   Accumulated net realized gain on investments...........................................................           26,456,732
   Net unrealized appreciation on investments.............................................................           78,209,117
                                                                                                                ----------------
Net assets, October 31, 1999..............................................................................      $   313,156,741
                                                                                                                ----------------
                                                                                                                ----------------
Class A:
   Net asset value and redemption price per share
      ($85,594,675 / 4,466,613 shares of common stock issued and outstanding).............................               $19.16
   Maximum sales charge (5% of offering price)............................................................                1.01
                                                                                                                ----------------
   Maximum offering price to public.......................................................................               $20.17
                                                                                                                ----------------
                                                                                                                ----------------
Class B:
   Net asset value, offering price and redemption price per share
      ($184,955,168 / 9,877,955 shares of common stock issued and outstanding)............................               $18.72
                                                                                                                ----------------
                                                                                                                ----------------
Class C:
   Net asset value and redemption price per share
      ($23,577,708 / 1,259,228 shares of common stock issued and outstanding).............................               $18.72
   Sales charge (1% of offering price)....................................................................                  .19
                                                                                                                ----------------
   Offering price to public...............................................................................               $18.91
                                                                                                                ----------------
                                                                                                                ----------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($19,029,190 / 986,959 shares of common stock issued and outstanding)...............................               $19.28
                                                                                                                ----------------
                                                                                                                ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-50

PRUDENTIAL EMERGING GROWTH FUND, INC.
STATEMENT OF OPERATIONS
------------------------------------------------------------

                                                 Year Ended
NET INVESTMENT LOSS                           October 31, 1999
Income
   Interest................................     $    566,262
   Dividends (net of foreign withholding
      taxes of $8,751).....................          278,100
                                              ----------------
      Total income.........................          844,362
                                              ----------------
Expenses
   Management fee..........................        1,202,452
   Distribution fee--Class A...............          132,460
   Distribution fee--Class B...............        1,272,492
   Distribution fee--Class C...............          123,798
   Transfer agent's fees and expenses......          325,000
   Reports to shareholders.................          125,000
   Custodian's fees and expenses...........          120,000
   Registration fees.......................           80,000
   Legal fees and expenses.................           30,000
   Amortization of deferred organizational
      costs................................           24,393
   Audit fees and expenses.................           20,000
   Directors' fees and expenses............           18,000
   Miscellaneous...........................            6,911
                                              ----------------
      Total expenses.......................        3,480,506
                                              ----------------
Net investment loss........................       (2,636,144)
                                              ----------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment
   transactions............................       30,331,339
Net change in unrealized appreciation on
   investments.............................       62,358,936
                                              ----------------
Net gain on investments....................       92,690,275
                                              ----------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS..................     $ 90,054,131
                                              ----------------
                                              ----------------

PRUDENTIAL EMERGING GROWTH FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------

INCREASE (DECREASE)                     YEAR ENDED OCTOBER 31,
IN NET ASSETS                        1999                  1998
Operations
   Net investment loss.......    $ (2,636,144)         $ (1,826,309)
   Net realized gain on
      investments............      30,331,339             3,541,253
   Net change in unrealized
      appreciation
      (depreciation)
      on investments.........      62,358,936              (446,047)
                               ----------------    --------------------
   Net increase in net assets
      resulting from
      operations.............      90,054,131             1,268,897
                               ----------------    --------------------
   Distributions from net
      realized gains (Note 1)
      Class A................        (871,485)             (590,230)
      Class B................      (2,298,027)           (1,495,124)
      Class C................        (187,922)             (125,163)
      Class Z................         (67,704)              (11,569)
                               ----------------    --------------------
                                   (3,425,138)           (2,222,086)
                               ----------------    --------------------
Fund share transactions (net
   of share conversion) (Note
   5)
   Net proceeds from shares
      sold...................     182,256,028            47,455,553
   Net asset value of shares
      issued in reinvestment
      of distributions.......       3,294,708             2,134,825
   Cost of shares
      reacquired.............     (83,825,537)          (46,065,529)
                               ----------------    --------------------
   Net increase in net assets
      from Fund share
      transactions...........     101,725,199             3,524,849
                               ----------------    --------------------
Total increase...............     188,354,192             2,571,660
NET ASSETS
Beginning of year............     124,802,549           122,230,889
                               ----------------    --------------------
End of year..................    $313,156,741          $124,802,549
                               ----------------    --------------------
                               ----------------    --------------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-51

NOTES TO FINANCIAL STATEMENTS              PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------
Prudential Emerging Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund was incorporated in Maryland on August 23, 1996. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on October 21, 1996 to Prudential Investments Fund Management LLC ("PIFM"). Investment operations commenced on December 31, 1996.

The Fund's investment objective is to achieve long-term capital appreciation. It invests primarily in equity securities of small and medium-sized U.S. companies, ranging from $500 million to $4.5 billion in market capitalization, with the potential for above-average growth.

------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITIES VALUATION: Securities listed on a securities exchange (other than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the mean between the closing bid and asked prices on such day, or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by a principal market maker or independent pricing agent. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that does not represent fair value are valued in accordance with procedures adopted by the Board of Directors of the Fund.

Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

All securities are valued as of 4:15 p.m., New York time.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income (loss), other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income are declared and paid annually. The Fund will distribute at least annually net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income by $2,636,144, decrease accumulated net realized gain on investments by $3,294,085 and increase paid-in capital by $657,941 due to the Fund experiencing net operating losses and redemptions utilized as distributions for federal income tax purposes during the fiscal year ended October 31, 1999. Net investment income, net realized gains and net assets were not affected by this change.

TAXES: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

DEFERRED ORGANIZATION EXPENSES: Approximately $122,000 of expenses were incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.
--------------------------------------------------------------------------------
                                       B-52

NOTES TO FINANCIAL STATEMENTS              PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------
NOTE 2. AGREEMENTS

The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ("PIC"), PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were charged at an annual rate of .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended October 31, 1999.

PIMS has advised the Fund that it received approximately $296,200 and $98,000 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended October 31, 1999. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 1999, it received approximately $268,600 and $4,800 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ("Prudential").

As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any borrowings will be at market rates. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the year ended October 31, 1999. The purpose of the agreements is to serve as an alternative source of funding for capital share redemptions.

------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the year ended October 31, 1999, the Fund incurred fees of approximately $280,000 for the services of PMFS. As of October 31, 1999, approximately $33,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

For the year ended October 31, 1999, Prudential Securities Incorporated, which is an indirect, wholly owned subsidiary of Prudential, earned approximately $35,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

------------------------------------------------------------
NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1999 were $380,240,384 and $293,370,694, respectively.

The cost basis of investments for federal income tax purposes at October 31, 1999 was $245,386,673 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $76,470,439 (gross unrealized appreciation--$83,888,816; gross unrealized depreciation--$7,418,377).

------------------------------------------------------------
NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of
--------------------------------------------------------------------------------
                                       B-53

NOTES TO FINANCIAL STATEMENTS              PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------
October 31, 1999, the Fund had a 2.35% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $22,202,000 in principal amount. As of such date, each repurchase agreement in the joint account and the value of the collateral therefore were as follows:
Bear, Stearns & Co., Inc., 5.23%, in the principal amount of $250,000,000, repurchase price $250,108,958, due 11/1/99. The value of the collateral including accrued interest was $255,352,721.

Goldman, Sachs & Co., 5.18%, in the principal amount of $194,830,000, repurchase price $194,914,102, due 11/1/99. The value of the collateral including accrued interest was $198,727,175.

Morgan (J.P.) Securities, Inc., 5.22%, in the principal amount of $250,000,000, repurchase price $250,108,750, due 11/1/99. The value of the collateral including accrued interest was $255,000,115.

Salomon Smith Barney, Inc., 5.22%, in the principal amount of $250,000,000, repurchase price $250,108,750, due 11/1/99. The value of the collateral including accrued interest was $255,452,608.

------------------------------------------------------------
NOTE 6. CAPITAL

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Effective November 2, 1998, Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 2 billion shares of $.001 par value common stock authorized divided into four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 1 billion, 500 million, 300 million and 200 million authorized shares, respectively.

Transactions in shares of common stock were as follows:

Class A                                  SHARES        AMOUNT
-------------------------------------  ----------   ------------
Year ended October 31, 1999:
Shares sold..........................   4,765,399   $ 81,090,986
Shares issued in reinvestment of
  distributions......................      67,007        844,294
Shares reacquired....................  (3,244,391)   (55,188,028)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion..................   1,588,015     26,747,252
Shares issued upon conversion from
  Class B............................     198,946      3,220,362
                                       ----------   ------------
Net increase in shares outstanding...   1,786,961   $ 29,967,614
                                       ----------   ------------
                                       ----------   ------------
Year ended October 31, 1998:
Shares sold..........................   1,456,524   $ 18,249,777
Shares issued in reinvestment of
  distributions......................      50,213        576,443
Shares reacquired....................  (1,662,596)   (20,468,264)
                                       ----------   ------------
Net decrease in shares outstanding
  before conversion..................    (155,859)    (1,642,044)
Shares issued upon conversion from
  Class B............................      56,954        708,635
                                       ----------   ------------
Net decrease in shares outstanding...     (98,905)  $   (933,409)
                                       ----------   ------------
                                       ----------   ------------
Class B
-------------------------------------
Year ended October 31, 1999:
Shares sold..........................   4,299,581   $ 70,231,079
Shares issued in reinvestment of
  distributions......................     177,561      2,201,763
Shares reacquired....................  (1,444,215)   (22,492,386)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion..................   3,032,927     49,940,456
Shares reacquired upon conversion
  into
  Class A............................    (202,843)    (3,220,362)
                                       ----------   ------------
Net increase in shares outstanding...   2,830,084   $ 46,720,094
                                       ----------   ------------
                                       ----------   ------------
Year ended through October 31, 1998:
Shares sold..........................   1,908,638   $ 23,615,032
Shares issued in reinvestment of
  distributions......................     125,018      1,425,202
Shares reacquired....................  (1,855,918)   (22,284,596)
                                       ----------   ------------
Net increase in shares outstanding
  before conversion..................     177,738      2,755,638
Shares reacquired upon conversion
  into
  Class A............................     (57,537)      (708,635)
                                       ----------   ------------
Net increase in shares outstanding...     120,201   $  2,047,003
                                       ----------   ------------
                                       ----------   ------------

--------------------------------------------------------------------------------
                                       B-54

NOTES TO FINANCIAL STATEMENTS              PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------

Class C                                  SHARES        AMOUNT
-------------------------------------  ----------   ------------
Year ended October 31, 1999:
Shares sold..........................     861,899   $ 14,471,091
Shares issued in reinvestment of
  distributions......................      14,915        184,941
Shares reacquired....................    (189,985)    (3,042,506)
                                       ----------   ------------
Net increase in shares outstanding...     686,829   $ 11,613,526
                                       ----------   ------------
                                       ----------   ------------
Year ended October 31, 1998:
Shares sold..........................     254,644   $  3,157,537
Shares issued in reinvestment of
  distributions......................      10,741        122,442
Shares reacquired....................    (239,687)    (2,875,061)
                                       ----------   ------------
Net increase in shares outstanding...      25,698   $    404,918
                                       ----------   ------------
                                       ----------   ------------
Class Z
-------------------------------------
Year ended October 31, 1999:
Shares sold..........................     967,643   $ 16,462,871
Shares issued in reinvestment of
  distributions......................       5,036         63,710
Shares reacquired....................    (188,018)    (3,102,616)
                                       ----------   ------------
Net increase in shares outstanding...     784,661   $ 13,423,965
                                       ----------   ------------
                                       ----------   ------------
Year ended October 31, 1998:
Shares sold..........................     190,511   $  2,433,207
Shares issued in reinvestment of
  distributions......................         935         10,738
Shares reacquired....................     (36,134)      (437,608)
                                       ----------   ------------
Net increase in shares outstanding...     155,312   $  2,006,337
                                       ----------   ------------
                                       ----------   ------------

------------------------------------------------------------
NOTE 7. DISTRIBUTIONS

On November 17, 1999 the Board of Directors of the Fund declared the following distributions per share, payable on November 23, 1999 to shareholders of record on November 18, 1999.

                                         CLASS   CLASS B   CLASS
                                           A      AND C      Z
                                         -----   -------   -----
Short-Term Capital Gains...............  $1.07    $1.07    $1.07
Long-Term Capital Gains................   .56       .56     .56

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                       PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                             Class A                          Class B
                                                           --------------------------------------------     -----------
                                                                                           DECEMBER 31,
                                                                                             1996(a)        YEAR ENDED
                                                             YEAR ENDED OCTOBER 31,          THROUGH        OCTOBER 31,
                                                           ---------------------------     OCTOBER 31,      -----------
                                                             1999(d)          1998             1997           1999(d)
                                                           -----------     -----------     ------------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................      $ 12.01         $ 11.92         $  10.00        $   11.83
                                                           -----------     -----------         ------       -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss....................................         (.13)           (.11)            (.08)            (.24)
Net realized and unrealized gain on investment
   transactions........................................         7.61             .41             2.00             7.46
                                                           -----------     -----------         ------       -----------
   Total from investment operations....................         7.48             .30             1.92             7.22
                                                           -----------     -----------         ------       -----------
LESS DISTRIBUTIONS
Distributions from net realized gains..................         (.33)           (.21)              --             (.33)
                                                           -----------     -----------         ------       -----------
Net asset value, end of period.........................      $ 19.16         $ 12.01         $  11.92        $   18.72
                                                           -----------     -----------         ------       -----------
                                                           -----------     -----------         ------       -----------
TOTAL RETURN(c):.......................................        63.65%           2.63%           19.20%           62.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................      $85,595         $32,183         $ 33,124        $ 184,955
Average net assets (000)...............................      $52,984         $33,831         $ 28,141        $ 127,249
Ratios to average net assets:
   Expenses, including distribution fees...............         1.22%           1.25%            1.46%(b)         1.97%
   Expenses, excluding distribution fees...............          .97%           1.00%            1.21%(b)          .97%
   Net investment loss.................................         (.80)%          (.88)%           (.92)%(b)       (1.55)%
Portfolio turnover rate................................          153%            177%             107%             153%

                                                                         DECEMBER 31,
                                                                           1996(a)
                                                                           THROUGH
                                                                         OCTOBER 31,
                                                            1998             1997
                                                         -----------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $ 11.85         $  10.00
                                                         -----------         ------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss....................................       (.20)            (.14)
Net realized and unrealized gain on investment
   transactions........................................        .39             1.99
                                                         -----------         ------
   Total from investment operations....................        .19             1.85
                                                         -----------         ------
LESS DISTRIBUTIONS
Distributions from net realized gains..................       (.21)              --
                                                         -----------         ------
Net asset value, end of period.........................    $ 11.83         $  11.85
                                                         -----------         ------
                                                         -----------         ------
TOTAL RETURN(c):.......................................       1.71%           18.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................    $83,407         $ 82,070
Average net assets (000)...............................    $86,713         $ 67,420
Ratios to average net assets:
   Expenses, including distribution fees...............       2.00%            2.21%(b)
   Expenses, excluding distribution fees...............       1.00%            1.21%(b)
   Net investment loss.................................      (1.63)%          (1.67)%(b)
Portfolio turnover rate................................        177%             107%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-56

FINANCIAL HIGHLIGHTS                       PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------

                                                                             CLASS C                          CLASS Z
                                                           --------------------------------------------     -----------
                                                                                           DECEMBER 31,
                                                                                             1996(a)        YEAR ENDED
                                                             YEAR ENDED OCTOBER 31,          THROUGH        OCTOBER 31,
                                                           ---------------------------     OCTOBER 31,      -----------
                                                             1999(d)          1998             1997           1999(d)
                                                           -----------     -----------     ------------     -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................      $ 11.83         $ 11.85          $10.00          $ 12.06
                                                           -----------         -----           -----        -----------
INCOME FROM INVESTMENT OPERATIONS
Net investment loss....................................         (.24)           (.20)           (.14)            (.09)
Net realized and unrealized gain on investment
   transactions........................................         7.46             .39            1.99             7.64
                                                           -----------         -----           -----        -----------
   Total from investment operations....................         7.22             .19            1.85             7.55
                                                           -----------         -----           -----        -----------
LESS DISTRIBUTIONS
Distributions from net realized gains on investment
   transactions........................................         (.33)           (.21)             --             (.33)
                                                           -----------         -----           -----        -----------
Net asset value, end of period.........................      $ 18.72         $ 11.83          $11.85          $ 19.28
                                                           -----------         -----           -----        -----------
                                                           -----------         -----           -----        -----------
TOTAL RETURN(c):.......................................        62.39%           1.71%          18.50%           63.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................      $23,578         $ 6,774          $6,477          $19,029
Average net assets (000)...............................      $12,380         $ 6,949          $5,526          $ 7,796
Ratios to average net assets:
   Expenses, including distribution fees...............         1.97%           2.00%           2.21%(b)          .97%
   Expenses, excluding distribution fees...............          .97%           1.00%           1.21%(b)          .97%
   Net investment loss.................................        (1.56)%         (1.63)%         (1.69)%(b)        (.56)%
Portfolio turnover rate................................          153%            177%            107%             153%

                                                                         DECEMBER 31,
                                                                           1996(a)
                                                                           THROUGH
                                                                         OCTOBER 31,
                                                            1998             1997
                                                         -----------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................    $ 11.93          $10.00
                                                             -----           -----
INCOME FROM INVESTMENT OPERATIONS
Net investment loss....................................       (.04)           (.03)
Net realized and unrealized gain on investment
   transactions........................................        .38            1.96
                                                             -----           -----
   Total from investment operations....................        .34            1.93
                                                             -----           -----
LESS DISTRIBUTIONS
Distributions from net realized gains on investment
   transactions........................................       (.21)             --
                                                             -----           -----
Net asset value, end of period.........................    $ 12.06          $11.93
                                                             -----           -----
                                                             -----           -----
TOTAL RETURN(c):.......................................       2.97%          19.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)........................    $ 2,439          $  561
Average net assets (000)...............................    $ 1,283          $  261
Ratios to average net assets:
   Expenses, including distribution fees...............       1.00%           1.21%(b)
   Expenses, excluding distribution fees...............       1.00%           1.21%(b)
   Net investment loss.................................       (.63)%          (.73)%(b)
Portfolio turnover rate................................        177%            107%

---------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-57

REPORT OF INDEPENDENT ACCOUNTANTS          PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Prudential Emerging Growth Fund, Inc.





























--------------------------------------------------------------------------------
                                       B-58

FEDERAL INCOME TAX INFORMATION
(UNAUDITED)                          PRUDENTIAL EMERGING GROWTH FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (October 31, 1999) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, during its fiscal year ended October 31, 1999, the Fund paid distributions of $0.33 per Class A, Class B, Class C and Class Z shares from net realized long-term capital gains, which are taxable as such. The Fund utilized redemptions as distributions in the amount of $.02 per Class A, Class B, Class C and Class Z shares of long-term capital gains. We wish to advise you that the corporate dividends received deduction for the Fund is zero.

In January 2000, you will be advised on IRS Form 1099 DIV or substitute 1099 as to the federal tax status of the dividends and distributions received by you in calendar year 1999. The amounts that will be reported on such Form 1099 DIV or substitute will be the amounts to use on your 1999 federal income tax return and probably will differ from the amounts which we must report for the Fund's fiscal year ended October 31, 1999.
--------------------------------------------------------------------------------
                                       B-59

       PRUDENTIAL EMERGING GROWTH FUND, INC.
             Portfolio of Investments as of April 30, 2000 (Unaudited)

SHARES         DESCRIPTION                                            VALUE (NOTE 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.3%
COMMON STOCKS  98.3%
-------------------------------------------------------------------------------------
ADVERTISING  1.5%
      38,800   TMP Worldwide, Inc.(a)                                 $    2,536,550
     162,200   Young & Rubicam, Inc.                                       9,032,512
                                                                      --------------
                                                                          11,569,062
-------------------------------------------------------------------------------------
APPAREL  0.2%
      58,800   Jones Apparel Group, Inc.(a)                                1,745,625
-------------------------------------------------------------------------------------
BIOTECHNOLOGY  2.3%
      71,400   Genentech, Inc.(a)                                          8,353,800
      73,100   Protein Design Labs, Inc.(a)                                7,419,650
      69,000   Sequenom Inc.(a)                                            1,673,250
                                                                      --------------
                                                                          17,446,700
-------------------------------------------------------------------------------------
BROADCASTING  4.1%
     177,500   Gemstar International Group Ltd.(a)                         8,697,500
     293,200   TV Guide, Inc.(a)                                           8,741,025
     618,700   USA Networks, Inc.(a)                                      14,230,100
                                                                      --------------
                                                                          31,668,625
-------------------------------------------------------------------------------------
CABLE & PAY TELEVISION SYSTEMS  3.6%
     168,900   Cablevision Systems Corp.(a)                               11,432,419
     149,400   EchoStar Communications Corp. (Class A)(a)                  9,514,912
     122,600   UnitedGlobalCom, Inc. (Class A)(a)                          6,513,125
                                                                      --------------
                                                                          27,460,456
-------------------------------------------------------------------------------------
CELLULAR COMMUNICATIONS  3.6%
      64,300   Millicom International Cellular S.A.(a)                     3,440,050
     111,800   Powertel, Inc.(a)                                           7,518,550
      82,500   VoiceStream Wireless Corp.(a)                               8,167,500
     166,200   Western Wireless Corp. (Class A)(a)                         8,258,062
                                                                      --------------
                                                                          27,384,162
-------------------------------------------------------------------------------------
COMMERCIAL SERVICES  0.4%
      59,900   Paychex, Inc.                                               3,152,238

    See Notes to Financial Statements

       PRUDENTIAL EMERGING GROWTH FUND, INC.
             Portfolio of Investments as of April 30, 2000 (Unaudited) Cont'd.

SHARES         DESCRIPTION                                            VALUE (NOTE 1)
------------------------------------------------------------------------------------------
COMPUTER HARDWARE  0.2%
     128,200   Micron Electronics, Inc.(a)                            $    1,370,138
-------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES  9.9%
     143,200   CheckFree Holdings Corp.(a)                                 7,276,350
      46,800   Citrix Systems, Inc.(a)                                     2,857,725
     102,600   Electronic Arts, Inc.(a)                                    6,207,300
     128,800   HNC Software Inc.(a)                                        6,375,600
      86,900   Hyperion Solutions Corp.(a)                                 2,635,514
     186,500   Intuit, Inc.(a)                                             6,702,344
     241,100   J.D. Edwards & Co.(a)                                       4,400,075
      99,100   MetaCreations Corp.(a)                                      1,108,681
     137,100   Novell, Inc.(a)                                             2,690,588
      49,500   Rational Software Corp.(a)                                  4,213,687
     152,500   RSA Security, Inc.(a)                                       8,949,844
     158,900   Safeguard Scientifics, Inc.(a)                              6,634,075
     179,600   SmartForce PLC (Ireland) (ADR)(a)                           8,575,900
     211,400   SunGard Data Systems, Inc.(a)                               7,306,512
                                                                      --------------
                                                                          75,934,195
-------------------------------------------------------------------------------------
CONSULTING  0.6%
     317,400   Gartner Group, Inc. (Class A)(a)                            4,284,900
-------------------------------------------------------------------------------------
DATA PROCESSING/REPRODUCTION  2.0%
      46,400   American Management Systems, Inc.(a)                        1,716,800
     109,700   CSG Systems International, Inc.(a)                          5,059,912
      56,800   Fiserv, Inc.(a)                                             2,609,250
     541,300   Informix Corp.(a)                                           5,954,300
                                                                      --------------
                                                                          15,340,262
-------------------------------------------------------------------------------------
DIVERSIFIED INDUSTRIES  0.8%
      50,100   Kulicke & Soffa Industries, Inc.(a)                         3,923,456
      22,900   Waters Corp.(a)                                             2,169,775
                                                                      --------------
                                                                           6,093,231
-------------------------------------------------------------------------------------
E-COMMERCE  0.8%
      81,000   Priceline.com Inc.(a)                                       5,123,250
      67,700   Travelocity.com Inc.(a)                                     1,193,212
                                                                      --------------
                                                                           6,316,462

                                          See Notes to Financial Statements

       PRUDENTIAL EMERGING GROWTH FUND, INC.
             Portfolio of Investments as of April 30, 2000 (Unaudited) Cont'd.

SHARES         DESCRIPTION                                            VALUE (NOTE 1)
------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS  13.8%
      90,600   AVX Corp.                                              $    8,827,838
      63,200   C-COR.net Corp.(a)                                          2,472,700
     132,000   Electronics for Imaging, Inc.(a)                            6,897,000
     111,800   Epcos AG (Germany) (ADR)(a)                                15,686,937
     308,200   Jabil Circuit, Inc.(a)                                     12,616,937
     112,600   KEMET Corp.(a)                                              8,388,700
      51,600   Lernout & Hauspie Speech Products N.V.(a)                   4,992,300
     186,600   Linear Technology Corp.                                    10,659,525
      58,000   Maxim Integrated Products, Inc.(a)                          3,759,125
      33,800   Micrel, Inc.(a)                                             2,923,700
     152,100   SCI Systems, Inc.(a)                                        8,099,325
     123,800   Solectron Corp.(a)                                          5,795,388
      63,450   Symbol Technologies, Inc.                                   3,537,338
      43,600   Vishay Intertechnology, Inc.(a)                             3,656,950
     110,800   Vitesse Semiconductor Corp.(a)                              7,541,325
                                                                      --------------
                                                                         105,855,088
-------------------------------------------------------------------------------------
FINANCIAL SERVICES  1.1%
     172,900   Capital One Financial Corp.                                 7,564,375
      45,800   London Pacific Group Ltd. (United Kingdom) (ADR)              578,225
                                                                      --------------
                                                                           8,142,600
-------------------------------------------------------------------------------------
HUMAN RESOURCES  1.2%
      92,200   Robert Half International Inc.(a)                           5,635,725
     340,900   Romac International, Inc.(a)                                3,515,531
                                                                      --------------
                                                                           9,151,256
-------------------------------------------------------------------------------------
INDUSTRIAL MACHINERY  1.1%
     141,400   Asyst Technologies, Inc.(a)                                 7,564,900
      14,900   PRI Automation, Inc.(a)                                     1,190,138
                                                                      --------------
                                                                           8,755,038
-------------------------------------------------------------------------------------
INTERNET CONTENT  3.5%
      64,000   CMGI Inc.(a)                                                4,560,000
     165,400   Go2Net, Inc.(a)                                             9,841,300
      88,120   Internet Capital Group, Inc.(a)                             3,734,085
      84,900   Multex.com Inc.(a)                                          1,724,531

    See Notes to Financial Statements

       PRUDENTIAL EMERGING GROWTH FUND, INC.
             Portfolio of Investments as of April 30, 2000 (Unaudited) Cont'd.

SHARES         DESCRIPTION                                            VALUE (NOTE 1)
------------------------------------------------------------------------------------------
      47,100   Network Solutions, Inc.(a)                             $    6,970,800
                                                                      --------------
                                                                          26,830,716
-------------------------------------------------------------------------------------
INTERNET SOFTWARE  3.5%
      93,300   BroadVision, Inc.(a)                                        4,099,369
     100,900   Exodus Communications, Inc.(a)                              8,923,344
      70,700   Harbinger Corp.(a)                                          1,334,462
     120,900   Portal Software, Inc.(a)                                    5,546,287
       2,500   Software Technologies Corp.(a)                                 44,688
     102,700   Spyglass, Inc.(a)                                           5,443,100
      29,200   USinternetworking, Inc.(a)                                    726,350
      25,900   Viador Inc.(a)                                                522,856
                                                                      --------------
                                                                          26,640,456
-------------------------------------------------------------------------------------
MEASURING & CONTROL INSTRUMENT  1.2%
     149,300   Tektronix, Inc.(a)                                          8,640,738
      12,700   Therma-Wave Inc.(a)                                           349,250
                                                                      --------------
                                                                           8,989,988
-------------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES  3.6%
     103,500   Forest Laboratories, Inc.(a)                                8,700,469
     109,600   Gilead Sciences, Inc.(a)                                    5,938,950
      91,600   Human Genome Sciences, Inc.(a)                              7,013,125
      36,800   MedImmune, Inc.(a)                                          5,885,700
                                                                      --------------
                                                                          27,538,244
-------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY  0.4%
      58,400   PE Corp.-PE Biosystems Group                                3,504,000
-------------------------------------------------------------------------------------
NETWORKING  2.0%
      12,200   Ancor Communications, Inc.(a)                                 368,288
     341,500   Cabletron Systems, Inc.(a)                                  7,811,812
      34,600   Foundry Networks, Inc.(a)                                   3,148,600
     166,900   Networks Associates, Inc.(a)                                4,245,519
                                                                      --------------
                                                                          15,574,219
-------------------------------------------------------------------------------------
OIL & GAS EQUIPMENT  0.5%
     194,100   R & B Falcon Corp.(a)                                       4,027,575

                                           See Notes to Financial Statements

       PRUDENTIAL EMERGING GROWTH FUND, INC.
             Portfolio of Investments as of April 30, 2000 (Unaudited) Cont'd.

SHARES         DESCRIPTION                                            VALUE (NOTE 1)
------------------------------------------------------------------------------------------
OIL & GAS EXPLORATION/PRODUCTION  0.8%
     168,500   Noble Affiliates, Inc.                                 $    6,076,531
-------------------------------------------------------------------------------------
OIL & GAS SERVICES  1.4%
      19,600   Apache Corp.                                                  949,375
     125,300   Smith International, Inc.(a)                                9,522,800
                                                                      --------------
                                                                          10,472,175
-------------------------------------------------------------------------------------
PHARMACEUTICALS  4.4%
     163,300   Cephalon, Inc.(a)                                           9,185,625
      44,600   Cubist Pharmaceuticals, Inc.(a)                             1,432,775
     163,200   IVAX Corp.(a)                                               4,467,600
      46,400   Sepracor Inc.(a)                                            4,268,800
      89,600   Teva Pharmaceutical Industries Ltd. (Israel) (ADR)          3,942,400
     239,700   Watson Pharmaceuticals, Inc.(a)                            10,771,519
                                                                      --------------
                                                                          34,068,719
-------------------------------------------------------------------------------------
PUBLISHING  0.2%
      59,700   Information Holdings Inc.(a)                                1,529,813
-------------------------------------------------------------------------------------
RETAIL  2.9%
     142,600   BJ's Wholesale Club, Inc.(a)                                5,053,387
     159,200   Dollar General Corp.                                        3,641,700
      84,300   Fastenal Co.                                                4,926,281
     126,800   Linens 'n Things, Inc.(a)                                   3,914,950
     471,400   Office Depot, Inc.(a)                                       4,979,163
                                                                      --------------
                                                                          22,515,481
-------------------------------------------------------------------------------------
SEMICONDUCTORS  12.5%
      59,900   Altera Corp.(a)                                             6,124,775
     104,800   Amkor Technology, Inc.(a)                                   6,412,450
     135,800   Analog Devices, Inc.(a)                                    10,431,137
     144,100   Conexant Systems, Inc.(a)                                   8,627,987
      89,700   Electroglas, Inc. (a)                                       3,475,875
     216,300   Fairchild Semiconductor Corp. (ClassA)(a)                  10,274,250
      39,400   Intersil Holding Corp.(a)                                   1,379,000
     108,700   Lattice Semiconductor Corp.(a)                              7,323,662
     110,000   LSI Logic Corp.(a)                                          6,875,000

    See Notes to Financial Statements

       PRUDENTIAL EMERGING GROWTH FUND, INC.
             Portfolio of Investments as of April 30, 2000 (Unaudited) Cont'd.

SHARES         DESCRIPTION                                            VALUE (NOTE 1)
------------------------------------------------------------------------------------------
     108,100   Novellus Systems, Inc.(a)                              $    7,208,919
      75,400   Photronics, Inc.(a)                                         2,511,763
     169,400   Silicon Valley Group, Inc.(a)                               4,827,900
      58,000   Teradyne, Inc.(a)                                           6,380,000
      39,531   Texas Instruments, Inc.                                     6,438,612
      49,200   TranSwitch Corp.(a)                                         4,332,675
      52,600   Xilinx, Inc.(a)                                             3,852,950
                                                                      --------------
                                                                          96,476,955
-------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES  4.3%
     116,300   Allegiance Telecom, Inc.(a)                                 8,228,225
     152,500   AT&T Corp. - Liberty Media Group (Class A)(a)               7,615,469
     234,800   ICG Communications, Inc.(a)                                 6,985,300
      32,800   Intermedia Communications Inc.(a)                           1,336,600
      38,300   PanAmSat Corp.(a)                                           1,651,687
      53,300   Time Warner Telecom Inc. (ClassA)(a)                        2,918,175
     122,900   Viatel, Inc.(a)                                             4,700,925
                                                                      --------------
                                                                          33,436,381
-------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT  7.4%
     257,200   ADC Telecommunications, Inc.(a)                            15,624,900
     129,200   Advanced Fibre Communications, Inc.(a)                      5,902,825
     104,300   CIENA Corp.(a)                                             12,894,088
      69,900   CommScope, Inc.(a)                                          3,320,250
     150,800   Digital Microwave Corp.(a)                                  5,570,175
     228,400   Glenayre Technologies, Inc.(a)                              3,012,025
     119,300   Scientific-Atlanta, Inc.                                    7,761,956
      63,500   Tut Systems, Inc.(a)                                        3,048,000
                                                                      --------------
                                                                          57,134,219
-------------------------------------------------------------------------------------
TRANSPORTATION/SHIPPING  0.7%
      78,500   Kansas City Southern Industries, Inc.                       5,642,188
-------------------------------------------------------------------------------------
TRAVEL SERVICE  1.8%
     391,200   Sabre Holdings Corp.(a)                                    13,667,550
                                                                      --------------
               Total long-term investments
                (cost $650,464,709)                                      755,795,248
                                                                      --------------

                                         See Notes to Financial Statements

       PRUDENTIAL EMERGING GROWTH FUND, INC.
             Portfolio of Investments as of April 30, 2000 (Unaudited) Cont'd.

PRINCIPAL
AMOUNT
(000)         DESCRIPTION                                            VALUE (NOTE 1)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT  4.4%
REPURCHASE AGREEMENT
-------------------------------------------------------------------------------------
$    34,005   Joint Repurchase Agreement Account,
               5.71%, 5/1/00
               (cost $34,005,000; Note 5)                            $   34,005,000
                                                                     --------------
              TOTAL INVESTMENTS  102.7%
               (COST $684,469,709; NOTE 4)                              789,800,248
              Liabilities in excess of other assets  (2.7%)             (20,600,951)
                                                                     --------------
              NET ASSETS  100%                                       $  769,199,297
                                                                     --------------
                                                                     --------------

--------------------------------------------------------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
    See Notes to Financial Statements

       PRUDENTIAL EMERGING GROWTH FUND, INC.
             Statement of Assets and Liabilities (Unaudited)

                                                                    APRIL 30, 2000
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $684,469,709)                            $ 789,800,248
Receivable for investments sold                                         25,556,905
Receivable for Fund shares sold                                          3,374,518
Deferred expenses and other assets                                         153,023
Dividends and interest receivable                                           28,856
                                                                    --------------
      TOTAL ASSETS                                                     818,913,550
                                                                    --------------
LIABILITIES
Bank overdraft                                                               2,260
Payable for investments purchased                                       46,431,702
Payable for Fund shares reacquired                                       2,482,103
Distribution fee payable                                                   431,133
Management fee payable                                                     367,055
                                                                    --------------
      TOTAL LIABILITIES                                                 49,714,253
                                                                    --------------
NET ASSETS                                                           $ 769,199,297
                                                                    --------------
                                                                    --------------
Net assets were comprised of:
   Common stock, at par                                              $      30,210
   Paid-in capital in excess of par                                    563,108,251
                                                                    --------------
                                                                       563,138,461
   Net investment loss                                                  (3,439,326)
   Accumulated net realized gain on investments                        104,169,623
   Net unrealized appreciation on investments                          105,330,539
                                                                    --------------
Net assets, April 30, 2000                                           $ 769,199,297
                                                                    --------------
                                                                    --------------

                                         See Notes to Financial Statements

       PRUDENTIAL EMERGING GROWTH FUND, INC.
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                    APRIL 30, 2000
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($228,107,616 / 8,801,865 shares of common stock issued and
      outstanding)                                                          $25.92
   Maximum sales charge (5% of offering price)                                1.36
                                                                    --------------
   Maximum offering price to public                                         $27.28
                                                                    --------------
                                                                    --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($413,636,235 / 16,430,123 shares of common stock issued
      and outstanding)                                                      $25.18
                                                                    --------------
                                                                    --------------
Class C:
   Net asset value and redemption price per share
      ($71,591,928 / 2,843,501 shares of common stock issued and
      outstanding)                                                          $25.18
   Sales charge (1% of offering price)                                         .25
                                                                    --------------
   Offering price to public                                                 $25.43
                                                                    --------------
                                                                    --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($55,863,518 / 2,138,804 shares of common stock issued and
      outstanding)                                                          $26.12
                                                                    --------------
                                                                    --------------

    See Notes to Financial Statements

       PRUDENTIAL EMERGING GROWTH FUND, INC.
             Statement of Operations (Unaudited)

                                                                      SIX MONTHS
                                                                        ENDED
                                                                    APRIL 30, 2000
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Interest                                                          $     801,174
   Dividends (net of foreign withholding taxes of $1,650)                  113,602
                                                                    --------------
      TOTAL INCOME                                                         914,776
                                                                    --------------
Expenses
   Management fee                                                        1,809,341
   Distribution fee--Class A                                               215,265
   Distribution fee--Class B                                             1,690,506
   Distribution fee--Class C                                               262,214
   Transfer agent's fees and expenses                                      171,000
   Reports to shareholders                                                  67,000
   Custodian's fees and expenses                                            52,000
   Registration fees                                                        26,000
   Legal fees and expenses                                                  25,000
   Amortization of deferred organizational costs                            12,163
   Audit fees and expenses                                                  10,000
   Directors' fees and expenses                                              9,000
   Miscellaneous                                                             4,613
                                                                    --------------
      TOTAL EXPENSES                                                     4,354,102
                                                                    --------------
Net investment loss                                                     (3,439,326)
                                                                    --------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions                           105,802,099
Net change in unrealized appreciation on investments                    27,121,422
                                                                    --------------
NET GAIN ON INVESTMENTS                                                132,923,521
                                                                    --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $ 129,484,195
                                                                    --------------
                                                                    --------------

                                           See Notes to Financial Statements

       PRUDENTIAL EMERGING GROWTH FUND, INC.
             Statement of Changes in Net Assets (Unaudited)

                                                    SIX MONTHS
                                                      ENDED            YEAR ENDED
                                                  APRIL 30, 2000    OCTOBER 31, 1999
------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net investment loss                            $   (3,439,326)     $ (2,636,144)
   Net realized gain on investments                  105,802,099        30,331,339
   Net change in unrealized appreciation on
      investments                                     27,121,422        62,358,936
                                                  --------------    ----------------
   Net increase in net assets resulting from
      operations                                     129,484,195        90,054,131
                                                  --------------    ----------------
   Distributions from net realized gains (Note 1)
      Class A                                         (7,397,809)         (871,485)
      Class B                                        (16,742,730)       (2,298,027)
      Class C                                         (2,214,374)         (187,922)
      Class Z                                         (1,734,295)          (67,704)
                                                  --------------    ----------------
                                                     (28,089,208)       (3,425,138)
                                                  --------------    ----------------
FUND SHARE TRANSACTIONS (NET OF SHARE
   CONVERSION)
   (NOTE 5)
   Net proceeds from shares sold                     503,187,351       182,256,028
   Net asset value of shares issued in
      reinvestment of distributions                   26,869,973         3,294,708
   Cost of shares reacquired                        (175,409,755)      (83,825,537)
                                                  --------------    ----------------
   Net increase in net assets from Fund share
      transactions                                   354,647,569       101,725,199
                                                  --------------    ----------------
Total increase                                       456,042,556       188,354,192
NET ASSETS
Beginning of period                                  313,156,741       124,802,549
                                                  --------------    ----------------
End of period                                     $  769,199,297      $313,156,741
                                                  --------------    ----------------
                                                  --------------    ----------------

    See Notes to Financial Statements

       PRUDENTIAL EMERGING GROWTH FUND, INC.
             Notes to Financial Statements (Unaudited)
      Prudential Emerging Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund was incorporated in Maryland on August 23, 1996. The Fund issued 2,500 shares each of Class A, Class B, Class C and Class Z common stock for $100,000 on October 21, 1996 to Prudential Investments Fund Management LLC ("PIFM"). Investment operations commenced on December 31, 1996.

      The Fund's investment objective is to achieve long-term capital appreciation. It invests primarily in equity securities of small and medium-sized U.S. companies, ranging from $500 million to $4.5 billion in market capitalization, with the potential for above-average growth.

NOTE 1. ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      SECURITIES VALUATION:    Securities listed on a securities exchange (other
than options on stock and stock indices) are valued at the last sales price on the day of valuation, or, if there was no sale on such day, at the mean between the closing bid and asked prices on such day, or at the bid price in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued by a principal market maker or independent pricing agent. Securities for which reliable market quotations are not available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that does not represent fair value are valued in accordance with procedures adopted by the Board of Directors of the Fund.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

       PRUDENTIAL EMERGING GROWTH FUND, INC.
             Notes to Financial Statements (Unaudited) Cont'd.

      SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss), other than distribution fees, and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      DIVIDENDS AND DISTRIBUTIONS:    Dividends from net investment income are
declared and paid annually. The Fund will distribute at least annually net capital gains in excess of loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      TAXES:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      DEFERRED ORGANIZATION EXPENSES:    Approximately $122,000 of expenses were
incurred in connection with the organization of the Fund. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Fund commenced investment operations.

NOTE 2. AGREEMENTS
The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the cost of compensation

       PRUDENTIAL EMERGING GROWTH FUND, INC.
             Notes to Financial Statements (Unaudited) Cont'd.

of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid PIFM is computed daily and payable monthly at an annual rate of .60 of 1% of the Fund's average daily net assets.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares pursuant to plans of distribution (the "Class A, B and C Plans"), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were charged at an annual rate of .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended April 30, 2000.

      PIMS has advised the Fund that it received approximately $704,100 and $331,500 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the six months ended April 30, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended April 30, 2000, it received approximately $210,900 and $10,300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PIFM, PIC and PIMS are wholly owned subsidiaries of The Prudential Insurance Company of America ("Prudential").

      The Fund, along with other affiliated registered investment companies (the "Funds"), entered into a syndicated credit agreement ("SCA") with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was

       PRUDENTIAL EMERGING GROWTH FUND, INC.
             Notes to Financial Statements (Unaudited) Cont'd.

 .065 of 1% of the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to the SCA during the six months ended April 30, 2000.

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES
Prudential Mutual Fund Services LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended April 30, 2000, the Fund incurred fees of approximately $332,800 for the services of PMFS. As of April 30, 2000, approximately $79,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations also include certain out-of-pocket expenses paid to nonaffiliates.

      For the six months ended April 30, 2000, Prudential Securities Incorporated, which is an indirect, wholly owned subsidiary of Prudential, earned approximately $130,000 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2000 were $1,120,508,523 and $797,291,907, respectively.

      The cost basis of investments for federal income tax purposes at April 30, 2000 was $698,157,382 and, accordingly, net unrealized appreciation of investments for federal income tax purposes was $91,642,866 (gross unrealized appreciation--$138,745,430; gross unrealized depreciation--$47,102,564).

NOTE 5. JOINT REPURCHASE AGREEMENT ACCOUNT
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or Federal agency obligations. As of April 30, 2000, the Fund had a 4.0% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $34,005,000 in principal amount. As of such date,

       PRUDENTIAL EMERGING GROWTH FUND, INC.
             Notes to Financial Statements (Unaudited) Cont'd.

each repurchase agreement in the joint account and the value of the collateral therefore were as follows:

      ABN AMRO, Inc., 5.72%, in the principal amount of $160,000,000, repurchase price $160,076,267, due 5/1/00. The value of the collateral including accrued interest was $163,200,995.

      Bear, Stearns & Co. Inc., 5.72%, in the principal amount of $160,000,000, repurchase price $160,076,267, due 5/1/00. The value of the collateral including accrued interest was $166,727,544.

      Credit Suisse First Boston Corp., 5.75%, in the principal amount of $160,000,000, repurchase price $160,076,667, due 5/1/00. The value of the collateral including accrued interest was $165,506,481.

      Morgan (J.P.) Securities, Inc., 5.72%, in the principal amount of $210,000,000, repurchase price $210,100,100, due 5/1/00. The value of the collateral including accrued interest was $214,200,036.

      Salomon Smith Barney, Inc., 5.65%, in the principal amount of $162,577,000, repurchase price $162,653,547, due 5/1/00. The value of the collateral including accrued interest was $165,893,849.

NOTE 6. CAPITAL
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion shares of $.001 par value common stock authorized divided into four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 1 billion, 500 million, 300 million and 200 million authorized shares, respectively.

       PRUDENTIAL EMERGING GROWTH FUND, INC.
             Notes to Financial Statements (Unaudited) Cont'd.

      Transactions in shares of common stock were as follows:

CLASS A                                                       SHARES         AMOUNT
----------------------------------------------------------  ----------    -------------
Six months ended April 30, 2000:
Shares sold                                                  8,432,352    $ 223,526,551
Shares issued in reinvestment of distributions                 335,261        7,077,351
Shares reacquired                                           (4,802,390)    (124,799,247)
                                                            ----------    -------------
Net increase in shares outstanding before conversion         3,965,223      105,804,655
Shares issued upon conversion from Class B                     370,029       11,256,409
                                                            ----------    -------------
Net increase in shares outstanding                           4,335,252    $ 117,061,064
                                                            ----------    -------------
                                                            ----------    -------------
Year ended October 31, 1999:
Shares sold                                                  4,765,399    $  81,090,986
Shares issued in reinvestment of distributions                  67,007          844,294
Shares reacquired                                           (3,244,391)     (55,188,028)
                                                            ----------    -------------
Net increase in shares outstanding before conversion         1,588,015       26,747,252
Shares issued upon conversion from Class B                     198,946        3,220,362
                                                            ----------    -------------
Net increase in shares outstanding                           1,786,961    $  29,967,614
                                                            ----------    -------------
                                                            ----------    -------------
CLASS B
----------------------------------------------------------
Six months ended April 30, 2000:
Shares sold                                                  7,575,229    $ 197,625,017
Shares issued in reinvestment of distributions                 778,847       16,028,660
Shares reacquired                                           (1,421,656)     (36,521,033)
                                                            ----------    -------------
Net increase in shares outstanding before conversion         6,932,420      177,132,644
Shares reacquired upon conversion into Class A                (380,252)     (11,256,409)
                                                            ----------    -------------
Net increase in shares outstanding                           6,552,168    $ 165,876,235
                                                            ----------    -------------
                                                            ----------    -------------
Year ended through October 31, 1999:
Shares sold                                                  4,299,581    $  70,231,079
Shares issued in reinvestment of distributions                 177,561        2,201,763
Shares reacquired                                           (1,444,215)     (22,492,386)
                                                            ----------    -------------
Net increase in shares outstanding before conversion         3,032,927       49,940,456
Shares reacquired upon conversion into Class A                (202,843)      (3,220,362)
                                                            ----------    -------------
Net increase in shares outstanding                           2,830,084    $  46,720,094
                                                            ----------    -------------
                                                            ----------    -------------

       PRUDENTIAL EMERGING GROWTH FUND, INC.
             Notes to Financial Statements (Unaudited) Cont'd.

CLASS C                                                       SHARES         AMOUNT
----------------------------------------------------------  ----------    -------------
Six months ended April 30, 2000:
Shares sold                                                  1,744,653    $  45,493,014
Shares issued in reinvestment of distributions                 105,557        2,172,360
Shares reacquired                                             (265,937)      (6,736,478)
                                                            ----------    -------------
Net increase in shares outstanding                           1,584,273    $  40,928,896
                                                            ----------    -------------
                                                            ----------    -------------
Year ended October 31, 1999:
Shares sold                                                    861,899    $  14,471,091
Shares issued in reinvestment of distributions                  14,915          184,941
Shares reacquired                                             (189,985)      (3,042,506)
                                                            ----------    -------------
Net increase in shares outstanding                             686,829    $  11,613,526
                                                            ----------    -------------
                                                            ----------    -------------
CLASS Z
----------------------------------------------------------
Six months ended April 30, 2000:
Shares sold                                                  1,355,320    $  36,542,769
Shares issued in reinvestment of distributions                  74,899        1,591,602
Shares reacquired                                             (278,374)      (7,352,997)
                                                            ----------    -------------
Net increase in shares outstanding                           1,151,845    $  30,781,374
                                                            ----------    -------------
                                                            ----------    -------------
Year ended October 31, 1999:
Shares sold                                                    967,643    $  16,462,871
Shares issued in reinvestment of distributions                   5,036           63,710
Shares reacquired                                             (188,018)      (3,102,616)
                                                            ----------    -------------
Net increase in shares outstanding                             784,661    $  13,423,965
                                                            ----------    -------------
                                                            ----------    -------------

       PRUDENTIAL EMERGING GROWTH FUND, INC.
             Financial Highlights (Unaudited)

                                                           CLASS A
                                     ---------------------------------------------------
                                                                            DECEMBER 31,
                                     SIX MONTHS         YEAR ENDED            1996(a)
                                       ENDED            OCTOBER 31,           THROUGH
                                     APRIL 30,      -------------------     OCTOBER 31,
                                      2000(d)       1999(d)      1998           1997
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                $  19.16      $ 12.01     $ 11.92       $  10.00
                                     ----------     -------     -------     ------------
INCOME FROM INVESTMENT
OPERATIONS
Net investment loss                       (.09)        (.13)       (.11)          (.08)
Net realized and unrealized gain
   on investment transactions             8.48         7.61         .41           2.00
                                     ----------     -------     -------     ------------
   Total from investment
      operations                          8.39         7.48         .30           1.92
                                     ----------     -------     -------     ------------
LESS DISTRIBUTIONS
Distributions from net realized
gains...........................         (1.63)        (.33)       (.21)            --
                                     ----------     -------     -------     ------------
Net asset value, end of period        $  25.92      $ 19.16     $ 12.01       $  11.92
                                     ----------     -------     -------     ------------
                                     ----------     -------     -------     ------------
TOTAL RETURN(c):                         45.78%       63.65%       2.63%         19.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)       $228,108      $85,595     $32,183       $ 33,124
Average net assets (000)              $173,158      $52,984     $33,831       $ 28,141
Ratios to average net assets:
   Expenses, including
      distribution fees                    .97%(b)     1.22%       1.25%          1.46%(b)
   Expenses, excluding
      distribution fees                    .72%(b)      .97%       1.00%          1.21%(b)
   Net investment loss                    (.67)%(b)    (.80)%      (.88)%         (.92)%(b)
Portfolio turnover rate                    138%         153%        177%           107%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on weighted average shares outstanding during the period.
    See Notes to Financial Statements

       PRUDENTIAL EMERGING GROWTH FUND, INC.
             Financial Highlights (Unaudited) Cont'd.

                                                           CLASS B
                                     ----------------------------------------------------
                                                                             DECEMBER 31,
                                     SIX MONTHS          YEAR ENDED            1996(a)
                                       ENDED            OCTOBER 31,            THROUGH
                                     APRIL 30,      --------------------     OCTOBER 31,
                                      2000(d)       1999(d)       1998           1997
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                $  18.72      $  11.83     $ 11.85       $  10.00
                                     ----------     --------     -------     ------------
INCOME FROM INVESTMENT
OPERATIONS
Net investment loss                       (.18)         (.24)       (.20)          (.14)
Net realized and unrealized gain
   on investment transactions             8.27          7.46         .39           1.99
                                     ----------     --------     -------     ------------
   Total from investment
      operations                          8.09          7.22         .19           1.85
                                     ----------     --------     -------     ------------
LESS DISTRIBUTIONS
Distributions from net realized
gains                                    (1.63)         (.33)       (.21)            --
                                     ----------     --------     -------     ------------
Net asset value, end of period        $  25.18      $  18.72     $ 11.83       $  11.85
                                     ----------     --------     -------     ------------
                                     ----------     --------     -------     ------------
TOTAL RETURN(c):                         45.22%        62.39%       1.71%         18.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)       $413,636      $184,955     $83,407       $ 82,070
Average net assets (000)              $339,959      $127,249     $86,713       $ 67,420
Ratios to average net assets:
   Expenses, including
      distribution fees                   1.72%(b)      1.97%       2.00%          2.21%(b)
   Expenses, excluding
      distribution fees                    .72%(b)       .97%       1.00%          1.21%(b)
   Net investment loss                   (1.42)%(b)    (1.55)%     (1.63)%        (1.67)%(b)
Portfolio turnover rate                    138%          153%        177%           107%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on weighted average shares outstanding during the period.
                                           See Notes to Financial Statements

       PRUDENTIAL EMERGING GROWTH FUND, INC.
             Financial Highlights (Unaudited) Cont'd.

                                                           CLASS C
                                     ---------------------------------------------------
                                                                            DECEMBER 31,
                                     SIX MONTHS         YEAR ENDED            1996(a)
                                       ENDED            OCTOBER 31,           THROUGH
                                     APRIL 30,      -------------------     OCTOBER 31,
                                      2000(d)       1999(d)      1998           1997
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                $  18.72      $ 11.83     $11.85         $10.00
                                     ----------     -------     -------     ------------
INCOME FROM INVESTMENT
OPERATIONS
Net investment loss                       (.18)        (.24)      (.20)          (.14)
Net realized and unrealized gain
   on investment transactions             8.27         7.46        .39           1.99
                                     ----------     -------     -------     ------------
   Total from investment
      operations                          8.09         7.22        .19           1.85
                                     ----------     -------     -------     ------------
LESS DISTRIBUTIONS
Distributions from net realized
gains on investment transactions         (1.63)        (.33)      (.21)            --
                                     ----------     -------     -------     ------------
Net asset value, end of period        $  25.18      $ 18.72     $11.83         $11.85
                                     ----------     -------     -------     ------------
                                     ----------     -------     -------     ------------
TOTAL RETURN(c):                         45.22%       62.39%      1.71%         18.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)       $ 71,592      $23,578     $6,774         $6,477
Average net assets (000)              $ 52,731      $12,380     $6,949         $5,526
Ratios to average net assets:
   Expenses, including
      distribution fees                   1.72%(b)     1.97%      2.00%          2.21%(b)
   Expenses, excluding
      distribution fees                    .72%(b)      .97%      1.00%          1.21%(b)
   Net investment loss                   (1.42)%(b)   (1.56)%    (1.63)%        (1.69)%(b)
Portfolio turnover rate                    138%         153%       177%           107%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on weighted average shares outstanding during the period.
    See Notes to Financial Statements

       PRUDENTIAL EMERGING GROWTH FUND, INC.
             Financial Highlights (Unaudited) Cont'd.

                                                           CLASS Z
                                     ---------------------------------------------------
                                                                            DECEMBER 31,
                                     SIX MONTHS         YEAR ENDED            1996(a)
                                       ENDED            OCTOBER 31,           THROUGH
                                     APRIL 30,      -------------------     OCTOBER 31,
                                      2000(d)       1999(d)      1998           1997
----------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
period                                $  19.28      $ 12.06     $11.93         $10.00
                                     ----------     -------     -------     ------------
INCOME FROM INVESTMENT
OPERATIONS
Net investment loss                       (.06)        (.09)      (.04 )         (.03)
Net realized and unrealized gain
   on investment transactions             8.53         7.64        .38           1.96
                                     ----------     -------     -------     ------------
   Total from investment
      operations                          8.47         7.55        .34           1.93
                                     ----------     -------     -------     ------------
LESS DISTRIBUTIONS
Distributions from net realized
   gains on investment
   transactions                          (1.63)        (.33)      (.21 )           --
                                     ----------     -------     -------     ------------
Net asset value, end of period        $  26.12      $ 19.28     $12.06         $11.93
                                     ----------     -------     -------     ------------
                                     ----------     -------     -------     ------------
TOTAL RETURN(c):                         45.92%       63.97%      2.97 %        19.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)       $ 55,863      $19,029     $2,439         $  561
Average net assets (000)              $ 40,580      $ 7,796     $1,283         $  261
Ratios to average net assets:
   Expenses, including
      distribution fees                    .72%(b)      .97%      1.00 %         1.21%(b)
   Expenses, excluding
      distribution fees                    .72%(b)      .97%      1.00 %         1.21%(b)
   Net investment loss                    (.42)%(b)    (.56)%     (.63 )%        (.73)%(b)
Portfolio turnover rate                    138%         153%       177 %          107%

------------------------------
(a) Commencement of investment operations.
(b) Annualized.
(c) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(d) Based on weighted average shares outstanding during the period.
                                           See Notes to Financial Statements

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.

    This chart shows the long-term performance of various asset classes and the rate of inflation.

                EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

VALUE OF $1.00 INVESTED ON
1/1/1926 through 12/31/1999
                             Small Stocks  Common Stocks  Long-Term Bonds  Treasury Bills  Inflation
1926
1936
1946
1956
1966
1976
1986
1999                            $6,640.79      $2,845.63           $40.22          $15.64      $9.40

Source: Ibbotson Associates. Used with permission. All righs reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential Mutual Fund.


Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the S&P 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.


Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

    The chart below shows the growth over 15 years of a $1,000 investment made in the S&P 400 Mid-Cap Index and the S&P 500 Composite Stock Price Index on December 31, 1984 with an ending value on December 31, 1999.



12/31/99 -- $13,430 S&P 500
12/31/99 -- $12,492 Mid-Cap 400



Source: Lipper Inc. Past performance is not indicative of future results. This chart is for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. The S&P 400 Mid-Cap Index consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a market-value-weighted index (stock price times shares outstanding) and with each stock affecting the index in proportion to its market value. The index is comprised of industrials, utilities, financials and transportation in size order. The S&P 500 Composite Stock Price Index is a market-value-weighted index made up of 500 of the largest stocks in the U.S. based on their stock market value. Investors cannot invest directly in indexes.

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1989 through 1999. The total returns of the indices include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fund Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.

           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

YEAR                 1989    1990    1991    1992    1993    1994    1995    1996    1997    1998    1999
-----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT
TREASURY
BONDS(1)             14.4%    8.5%   15.3%    7.2%   10.7%   (3.4)%  18.4%    2.7%    9.6%   10.0%   (2.56)%
-----------------------------------------------------------------------------------------------------------
U. S. GOVERNMENT
MORTGAGE
SECURITIES(2)        15.4%   10.7%   15.7%    7.0%    6.8%   (1.6)%  16.8%    5.4%    9.5%    7.0%    1.86%
-----------------------------------------------------------------------------------------------------------
U.S. INVESTMENT
GRADE
CORPORATE BONDS(3)   14.1%    7.1%   18.5%    8.7%   12.2%   (3.9)%  22.3%    3.3%   10.2%    8.6%   (1.96)%
-----------------------------------------------------------------------------------------------------------
U.S. HIGH YIELD
BONDS(4)              0.8%   (9.6)%  46.2%   15.8%   17.1%   (1.0)%  19.2%   11.4%   12.8%    1.6%    2.39%
-----------------------------------------------------------------------------------------------------------
WORLD GOVERNMENT
BONDS(5)             (3.4)%  15.3%   16.2%    4.8%   15.1%    6.0%   19.6%    4.1%   (4.3)%   5.3%   (6.07)%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
DIFFERENCE BETWEEN
HIGHEST AND LOWEST
RETURN PERCENT       18.8    24.9    30.9    11.0    10.3     9.9     5.5     8.7    17.1     8.4     7.46

(1)LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.
(2)LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15-and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).
(3)LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.
(4)LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
(5)SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (Non U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 1999. It does not represent the performance of any Prudential mutual fund.


AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS
(12/31/85-12/31/99)(IN U.S. DOLLARS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Sweden       22.70%
Hong Kong    20.37%
Spain        20.11%
Netherland   18.63%
Belgium      18.41%
France       17.69%
USA          17.39%
UK           16.41%
Europe       16.28%
Switzerland  15.58%
Sing/Mlysia  15.07%
Denmark      14.72%
Germany      13.29%
Australia    11.68%
Italy        11.39%
Canada       11.10%
Japan         9.59%
Norway        8.91%
Austria       7.09%

Source: Morgan Stanley Capital International (MSCI), and Lipper Inc. as of 12/31/99. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.


    This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Composite Stock Price Index with and without reinvested dividends.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           Capital Appreciation  Capital Appreciation only
      and Reinvesting Dividends
1969
1973
1977
1981
1985
1989
1993
1997
1999                   $474,094                   $159,597

Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential Mutual Fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                          WORLD TOTAL: $20.7 TRILLION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Canada          2.1%
Europe         32.5%
U.S.           49.0%
Pacific Basin  16.4%


Source: Morgan Stanley Capital International, December 31, 1999. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.


    The chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

LONG U.S. TREASURY BOND YIELD IN PERCENT (1926-1999)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LONG TERM U.S. TREASURY BOND YIELD IN PERCENT (1926-1999)
1926
1936
1946
1956
1966
1976
1986
1996
1999

-------------------------------------------


Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-1999. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.

                                     PART C
                               OTHER INFORMATION

ITEM 23.  EXHIBITS.

     (a) (1) Articles of Incorporation.(1)

        (2) Articles of Amendment.(2)

        (3) Articles Supplementary.(4)


        (4) Articles of Amendment.*


     (b) Amended By-Laws.*

     (c) Instruments defining rights of shareholders.(2)


     (d) (1) Amended and Restated Management Agreement between the Registrant and Prudential Investments Fund Management LLC.*



        (2) Amended and Restated Subadvisory Agreement between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.(5)



        (3) Interim Subadvisory Agreement with Jennison Associates LLC.*



        (4) Subadvisory Agreement with Jennison Associates LLC.**


     (e) (1) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC.(3)

        (2) Selected Dealer Agreement.(3)

     (g) (1) Custodian Contract between the Registrant and State Street Bank and Trust Company.(2)


        (2) Amendment to Custodian Contract.(5)



        (3) Amendment to Custodian Contract.**


     (h) (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc.(2)


        (2) Amendment to Transfer Agency Agreement.(5)



     (i) (1) Opinion and Consent of Counsel.(5)



        (2) Consent of Counsel.**



     (j) Consent of Independent Accountants.**


    (m) (1) Amended and Restated Distribution and Service Plan for Class A Shares.(3)

        (2) Amended and Restated Distribution and Service Plan for Class B Shares.(3)

        (3) Amended and Restated Distribution and Service Plan for Class C Shares.(3)


     (n) Amended Rule 18f-3 Plan.(3)



     (p) (1) Code of Ethics of the Registrant.*



        (2) Code of Ethics of The Prudential Investment Corporation, Prudential Investments Fund Management LLC and Prudential Investment Management Services LLC.*



        (3) Code of Ethics of Jennison Associates LLC.*

------------------------

  (1) Incorporated by reference to Registrant's Registration Statement on Form N-1A filed on or about September 11, 1996 (File Nos. 333-11785 and 811-07811).

  (2) Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed on or about October 30, 1996 (File Nos. 333-11785 and 811-07811).

  (3) Incorporated by reference to Registrant's Post-Effective Amendment No. 3 to its Registration Statement on Form N-1A filed on or about October 30, 1998 (File Nos. 333-11785 and 811-07811).

  (4) Incorporated by reference to Registrant's Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A filed on December 31, 1998 (File Nos. 333-11785 and 811-07811).

  (5) Incorporated by reference to Registrant's Post-Effective Amendment No. 6 to its Registration Statement on Form N-1A filed on January 20, 2000 (File Nos. 333-11785 and 811-07811).


  * Filed herewith.


 ** To be filed by amendment.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None.

ITEM 25.  INDEMNIFICATION.

    As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VI of the Fund's By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.
Section 2-418 of the Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant will purchase an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.


    Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the interim Subadvisory Agreement (Exhibit (d)(3) to the Registration Statement) limit the liability of Prudential Investments Fund Management LLC (PIFM) and Jennison Associates LLC, respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

    Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

    Under its Articles of Incorporation, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h) advances will be limited in the following respect:

    (1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

    (2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

    (3) Such promise must be secured by a surety bond or other suitable insurance; and

    (4) Such surety bond or other insurance must be paid for by the recipient of such advance.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    (a) Prudential Investments Fund Management LLC

    See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of the officers of PIFM are listed in Schedules A and D of Form ADV of PIFM as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

    The business and other connections of PIFM's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.


NAME AND ADDRESS         POSITION WITH PIFM                     PRINCIPAL OCCUPATIONS
----------------         ------------------                     ---------------------
David R. Odenath, Jr.    Officer in Charge, President, Chief    Officer in Charge, President, Chief Executive
                         Executive Officer and Chief            Officer and Chief Operating Officer, PIFM;
                         Operating Officer                      Senior Vice President, The Prudential
                                                                Insurance Company of America (Prudential)
Robert F. Gunia          Executive Vice President and Chief     Executive Vice President and Chief
                         Administrative Officer                 Administrative Officer, PIFM; Vice President,
                                                                Prudential; President, Prudential Investment
                                                                Management Services LLC (PIMS)
William V. Healey        Executive Vice President, Chief        Executive Vice President, Chief Legal Officer
                         Legal Officer and Secretary            and Secretary, PIFM; Vice President and
                                                                Associate General Counsel, Prudential; Senior
                                                                Vice President, Chief Legal Officer and
                                                                Secretary, PIMS
Stephen Pelletier        Executive Vice President               Executive Vice President, PIFM
Judy A. Rice             Executive Vice President               Executive Vice President, PIFM
Lynn M. Waldvogel        Executive Vice President               Executive Vice President, PIFM



    (b) Jennison Associates LLC


    See "How the Fund is Managed--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.

    The business and other connections of Jennison Associates LLC's directors and executive officers are listed in its Form ADV as currently on file with the Securities and Exchange Commission (File No. 801-5608), the text of which is hereby incorporated by reference.


ITEM 27.  PRINCIPAL UNDERWRITERS

    (a) Prudential Investment Management Services LLC (PIMS)


    PIMS is distributor for Cash Accumulation Trust, COMMAND Money Fund, COMMAND Government Fund, COMMAND Tax-Free Fund, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Balanced Fund, Prudential California Municipal Fund, Prudential Diversified Funds, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential International Bond Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Small Company Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Strategic Partners Series, Target Funds, The Prudential Investment Portfolios, Inc., and The Target Portfolio Trust.



    PIMS is also distributor of the following unit investment trusts: Separate
Accounts: Prudential's Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.


    (b) Information concerning the directors and officers of PIMS is set forth below:


                                    POSITIONS AND                                POSITIONS AND
                                    OFFICES WITH                                 OFFICES WITH
NAME (1)                            UNDERWRITER                                  REGISTRANT
--------                            -------------                                -------------
Margaret Deverell                   Vice President and Chief Financial Officer   None
Robert F. Gunia                     President                                    Vice President and Director
Kevin Frawley                       Senior Vice President and Compliance         None
  213 Washington Street             Officer
  Newark, NJ 07102
William V. Healey                   Senior Vice President, Secretary and Chief   Assistant Secretary
                                    Legal Officer
John R. Strangfeld                  Advisory Board Member                        President and Director


------------------------
(1) The address of each person named is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102 unless otherwise indicated.

    (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS


    All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171, The Prudential Investment Corporation, Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, Jennison

Associates LLC, 466 Lexington Avenue, New York, NY 10017, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New
Jersey 08830. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and
(11), 31a-1(f), Rules 31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 29.  MANAGEMENT SERVICES

    Other than as set forth under the caption "How the Fund is Managed" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30.  UNDERTAKING

    Not applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark and State of New Jersey, on the ___ day of October, 2000.



                                                       PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.

                                                       By               /s/ JOHN R. STRANGFELD
                                                            ----------------------------------------------
                                                                          John R. Strangfeld
                                                                               PRESIDENT


    Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                        TITLE                          DATE
                      ---------                                        -----                          ----
                 /s/ SAUL K. FENSTER
  ------------------------------------------------                    Director                  October 31, 2000
                   Saul K. Fenster
              /s/ DELAYNE DEDRICK GOLD
  ------------------------------------------------                    Director                  October 31, 2000
                Delayne Dedrick Gold
                 /s/ ROBERT F. GUNIA
  ------------------------------------------------                    Director                  October 31, 2000
                   Robert F. Gunia
             /s/ DOUGLAS H. MCCORKINDALE
  ------------------------------------------------                    Director                  October 31, 2000
               Douglas H. McCorkindale
             /s/ W. SCOTT MCDONALD, JR.
  ------------------------------------------------                    Director                  October 31, 2000
               W. Scott McDonald, Jr.
                /s/ THOMAS T. MOONEY
  ------------------------------------------------                    Director                  October 31, 2000
                  Thomas T. Mooney
                 /s/ STEPHEN P. MUNN
  ------------------------------------------------                    Director                  October 31, 2000
                   Stephen P. Munn
              /s/ DAVID R. ODENATH, JR.
  ------------------------------------------------                    Director                  October 31, 2000
                David R. Odenath, Jr.
               /s/ RICHARD A. REDEKER
  ------------------------------------------------                    Director                  October 31, 2000
                 Richard A. Redeker
                 /s/ ROBIN B. SMITH
  ------------------------------------------------                    Director                  October 31, 2000
                   Robin B. Smith
               /s/ JOHN R. STRANGFELD
  ------------------------------------------------             President and Director           October 31, 2000
                 John R. Strangfeld
               /s/ LOUIS A. WEIL, III
  ------------------------------------------------                    Director                  October 31, 2000
                 Louis A. Weil, III
                /s/ CLAY T. WHITEHEAD
  ------------------------------------------------                    Director                  October 31, 2000
                  Clay T. Whitehead
                 /s/ GRACE C. TORRES
  ------------------------------------------------     Treasurer and Principal Financial and    October 31, 2000
                   Grace C. Torres                                Accounting Officer

                               INDEX TO EXHIBITS


       EXHIBIT
         NO.                                    DESCRIPTION
---------------------                           -----------
          (a)           (1) Articles of Incorporation.(1)
                        (2) Articles of Amendment.(2)
                        (3) Articles Supplementary.(4)
                        (4) Articles of Amendment.*
          (b)           Amended By-Laws.*
          (c)           Instruments defining rights of shareholders.(2)
          (d)           (1) Amended and Restated Management Agreement between the
                        Registrant and Prudential Investments Fund Management LLC.*
                        (2) Amended and Restated Subadvisory Agreement between
                        Prudential Investments Fund Management LLC and The
                        Prudential Investment Corporation.(5)
                        (3) Interim Subadvisory Agreement with Jennison Associates
                        LLC.*
                        (4) Subadvisory Agreement with Jennison Associates LLC.**
          (e)           (1) Distribution Agreement between the Registrant and
                        Prudential Investment Management Services LLC.(3)
                        (2) Selected Dealer Agreement.(3)
          (g)           (1) Custodian Contract between the Registrant and State
                        Street Bank and Trust Company.(2)
                        (2) Amendment to Custodian Contract.(5)
                        (3) Amendment to Custodian Contract.**
          (h)           (1) Transfer Agency and Service Agreement between the
                        Registrant and Prudential Mutual Fund Services, Inc.(2)
                        (2) Amendment to Transfer Agency Agreement.(5)
          (i)           (1) Opinion and Consent of Counsel.(5)
                        (2) Consent of Counsel.**
          (j)           Consent of Independent Accountants.**
          (m)           (1) Amended and Restated Distribution and Service Plan for
                        Class A Shares.(3)
                        (2) Amended and Restated Distribution and Service Plan for
                        Class B Shares.(3)
                        (3) Amended and Restated Distribution and Service Plan for
                        Class C Shares.(3)
          (n)           Amended Rule 18f-3 Plan.(3)
          (p)           (1) Code of Ethics of the Registrant.*
                        (2) Code of Ethics of The Prudential Investment Corporation,
                        Prudential Investments Fund Management LLC and Prudential
                        Investment Management Services LLC.*
                        (3) Code of Ethics of Jennison Associates LLC.*


------------------------
  (1) Incorporated by reference to Registrant's Registration Statement on Form N-1A filed on or about September 11, 1996 (File Nos. 333-11785 and 811-07811).

  (2) Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 to its Registration Statement on Form N-1A filed on or about October 30, 1996 (File Nos. 333-11785 and 811-07811).

  (3) Incorporated by reference to Registrant's Post-Effective Amendment No. 3 to its Registration Statement on Form N-1A filed on or about October 30, 1998 (File Nos. 333-11785 and 811-07811).

  (4) Incorporated by reference to Registrant's Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A filed on December 31, 1998 (File Nos. 333-11785 and 811-07811).


  (5) Incorporated by reference to Registrant's Post-Effective Amendment No. 6 to its Registration Statement on Form N-1A filed on January 20, 2000 (File Nos. 333-11785 and 811-07811).


  * Filed herewith.


 ** To be filed by amendment.